SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        The South Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              [TSFG LOGO OMITTED}


                                 NOTICE OF 2004

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004


         The 2004 Annual Meeting of Shareholders of The South Financial Group, Inc. ("TSFG") will be held at The Gunter Theatre, 300 South Main Street, Greenville, South Carolina, on Tuesday, April 27, 2004, at 10:30 a.m. for the following purposes:

(1)      To set the number of Directors at 16 persons and elect six Directors;

(2) To amend TSFG's Amended and Restated Stock Option Plan to increase the shares available for issuance by 1 million shares;

(3)      To approve certain amendments to TSFG's 2004 Long-Term Incentive Plan;

(4) To increase TSFG's authorized common stock from 100 million shares to 200 million shares;

(5)      To approve TSFG's Amended and Restated Directors Stock Option Plan;

(6)      To approve an amendment to TSFG's Employee Stock Purchase Plan;

(7) To ratify the appointment of KPMG LLP as independent auditors of TSFG for fiscal year 2004; and

(8) To transact any other business that may properly come before the Annual Meeting and any adjournment.

         Common shareholders of record at the close of business on March 1, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

                                           By order of the Board of Directors,



                                           William P. Crawford, Jr.
                                           Executive Vice President,
                                           General Counsel and Secretary
Greenville, South Carolina
March 17, 2004



   ---------------------------------------------------------------------------
        SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD
                       PROMPTLY IN THE ENVELOPE PROVIDED.
   ---------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                 PROXY STATEMENT
  ----------------------------------------------------------------------------


           For the Annual Meeting of Shareholders to be held on April
                             27, 2004, at 10:30 a.m.
       at The Gunter Theatre, 300 South Main Street, Greenville, SC 29601


         --------------------------------------------------------------
                               GENERAL INFORMATION
         --------------------------------------------------------------

         This Proxy Statement and the enclosed proxy materials relate to the Annual Meeting of Shareholders of The South Financial Group, Inc. (the "Company" or "TSFG") to be held on April 27, 2004, at 10:30 a.m. at The Gunter Theatre, 300 South Main Street, Greenville, South Carolina. These proxy materials are being furnished by TSFG in connection with a solicitation of proxies by TSFG's Board of Directors (the "Board") and are being mailed on or about March 17, 2004.

WHO MAY VOTE AT THE ANNUAL MEETING

         These proxy materials are provided to holders of TSFG's common stock who were holders of record on March 1, 2004 (the "Record Date"). Only TSFG common shareholders of record on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 59,534,491 shares of TSFG common stock were outstanding.

         Dividend Reinvestment Plan Shares. If you are a participant in TSFG's Dividend Reinvestment Plan, the number shown on the enclosed proxy card includes shares held for your account in that plan.

         Employee Benefit Plan Shares. If you are a participant in a TSFG employee benefit plan that allows participant-directed voting of TSFG common stock held in that plan, you will receive electronic notification of the opportunity to vote the shares you hold in that plan. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plan.

VOTING AND PROXY PROCEDURES

         Each share of TSFG common stock outstanding on the Record Date will be entitled to one vote at the Annual Meeting. Proxy cards are enclosed to facilitate voting.

         If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods indicated below. Execution of the enclosed proxy card or voting via telephone or Internet will not affect your right to attend the Annual Meeting. If you vote by Internet or telephone, please do not mail your proxy card.

         o Vote by Proxy Card: by completing, signing, dating and mailing the enclosed proxy card in the envelope provided;

         o Vote by Internet: by going to the web address https://www.proxyvotenow.com/tsfg and following the instructions for Internet voting shown on the enclosed proxy card; or

         o Vote by Telephone: by dialing 1-866-855-9697 and following the instructions for telephone voting shown on the enclosed proxy card.

         If your shares are held in "street name" (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

         Shares of TSFG common stock for which instructions are received, will be voted in accordance with the shareholder's instructions. If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, we will vote them FOR each of the items being proposed by management and in the discretion of the proxy holders as to any other business that may properly come before the Annual Meeting and any adjournment.

REVOCATION OF PROXIES

         If you are a shareholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

         o Submitting another proper proxy with a more recent date than that of the proxy first given by: (1) following the telephone voting instructions, or (2) following the Internet voting instructions, or (3) completing, signing, dating and returning a proxy card to TSFG's Secretary.

         o        Sending written notice of revocation to TSFG's Corporate
                  Secretary.

         o Attending the Annual Meeting and voting by ballot (although attendance at the Annual Meeting will not, in and of itself, revoke a proxy).

         If you hold your shares in "street name" through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee. No notice of revocation or later-dated proxy will be effective until received by TSFG's Secretary at or prior to the Annual Meeting.

QUORUM

         Holders representing a majority of the outstanding shares of TSFG common stock, present in person or by proxy, are necessary to constitute a quorum. Broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner reports those shares as present but does not vote on a proposal) are included for purposes of determining whether or not a quorum exists.

OTHER MATTERS TO RELATED TO THE MEETING

         Only matters brought before the Annual Meeting in accordance with TSFG's Bylaws will be considered. Aside from the seven Items listed above in the Notice of Annual Meeting, TSFG does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting and any adjournment, the proxy holders will vote them in accordance with their best judgment.

         Should any nominee for Director become unable or unwilling to accept nomination or election, the persons acting under the proxy intend to vote for the election of another person recommended by the Nominating and Corporate Governance Committee of the Board of Directors and nominated by the Board. TSFG has no reason to believe that any of the six nominees will be unable or unwilling to serve if elected to office.

         Because of the items being voted upon at the Annual Meeting, applicable regulations of the Securities and Exchange Commission (the "SEC") require that TSFG disclose a recent closing stock price. Accordingly, the closing price of the TSFG common stock as of March 1, 2004 was $30.92.


                  ---------------------------------------------
                                TABLE OF CONTENTS
                  ---------------------------------------------

GENERAL INFORMATION ...........................................................................................   1
------------------------------------------------------------------------------------------------------------- ------
TABLE OF CONTENTS..............................................................................................   3
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 1 - ELECTION OF DIRECTORS.............................................................................   4
------------------------------------------------------------------------------------------------------------- ------
         General Information Regarding Election of Directors...................................................   4
------------------------------------------------------------------------------------------------------------- ------
         Information on Nominees and Directors.................................................................   4
------------------------------------------------------------------------------------------------------------- ------
INFORMATION ABOUT THE BOARD OF DIRECTORS.......................................................................   6
------------------------------------------------------------------------------------------------------------- ------
         Role and Functioning of the Board.....................................................................   6
------------------------------------------------------------------------------------------------------------- ------
         Policy Regarding Attendance at Annual Meetings........................................................   6
------------------------------------------------------------------------------------------------------------- ------
         Code of Ethics and Code of Conduct....................................................................   6
------------------------------------------------------------------------------------------------------------- ------
         Communications from Shareholders to Directors.........................................................   7
------------------------------------------------------------------------------------------------------------- ------
         Policy Regarding Consideration of Director Candidates Recommended by Shareholders.....................   7
------------------------------------------------------------------------------------------------------------- ------
         Process of Evaluating Director Candidates.............................................................   8
------------------------------------------------------------------------------------------------------------- ------
         Determinations with Respect to the Independence of Directors..........................................   8
------------------------------------------------------------------------------------------------------------- ------
         Director Compensation.................................................................................   8
------------------------------------------------------------------------------------------------------------- ------
         Committee Membership..................................................................................   9
------------------------------------------------------------------------------------------------------------- ------
         Standing Board Committees.............................................................................   9
------------------------------------------------------------------------------------------------------------- ------
         Audit Committee Report................................................................................  10
------------------------------------------------------------------------------------------------------------- ------
         Audit Fees............................................................................................  11
------------------------------------------------------------------------------------------------------------- ------
         Other Audit Committee Matters.........................................................................  11
------------------------------------------------------------------------------------------------------------- ------
STOCK OWNERSHIP................................................................................................  12
------------------------------------------------------------------------------------------------------------- ------
         Directors and Executive Officers......................................................................  12
------------------------------------------------------------------------------------------------------------- ------
         5% Beneficial Owners..................................................................................  13
------------------------------------------------------------------------------------------------------------- ------
TOTAL SHAREHOLDER RETURN.......................................................................................  13
------------------------------------------------------------------------------------------------------------- ------
EXECUTIVE OFFICERS.............................................................................................  13
------------------------------------------------------------------------------------------------------------- ------
EXECUTIVE COMPENSATION.........................................................................................  14
------------------------------------------------------------------------------------------------------------- ------
         Compensation Committee Report on Executive Compensation...............................................  14
------------------------------------------------------------------------------------------------------------- ------
         Summary Compensation Table............................................................................  17
------------------------------------------------------------------------------------------------------------- ------
         Stock Option Grants...................................................................................  18
------------------------------------------------------------------------------------------------------------- ------
         Stock Option Exercises................................................................................  18
------------------------------------------------------------------------------------------------------------- ------
         Long-Term Incentive Plan - Awards in 2003.............................................................  19
------------------------------------------------------------------------------------------------------------- ------
         Equity Compensation Plan Data.........................................................................  19
------------------------------------------------------------------------------------------------------------- ------
         New Plan Benefits Table...............................................................................  19
------------------------------------------------------------------------------------------------------------- ------
         Employment and Change in Control Agreements...........................................................  20
------------------------------------------------------------------------------------------------------------- ------
         Supplemental Executive Retirement Plan................................................................  24
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 2 - APPROVAL OF AMENDMENT TO TSFG'S STOCK OPTION PLAN.................................................  24
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 3 - APPROVAL OF CERTAIN AMENDMENTS TO TSFG'S 2004 LONG-TERM INCENTIVE PLAN............................  26
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 4 - APPROVAL OF INCREASE IN TSFG'S AUTHORIZED COMMON STOCK TO 200 MILLION.............................  32
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 5 - APPROVAL OF TSFG'S DIRECTORS STOCK OPTION PLAN....................................................  33
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 6 - APPROVAL OF CERTAIN AMENDMENTS TO TSFG'S EMPLOYEE STOCK PURCHASE PLAN.............................  35
------------------------------------------------------------------------------------------------------------- ------
ITEM NO. 7 - RATIFICATION OF KPMG LLP AS AUDITORS FOR 2004.....................................................  38
------------------------------------------------------------------------------------------------------------- ------
RELATED PARTY TRANSACTIONS.....................................................................................  38
------------------------------------------------------------------------------------------------------------- ------
MISCELLANEOUS MATTERS RELATED TO THE ANNUAL MEETING............................................................  39
------------------------------------------------------------------------------------------------------------- ------
         Householding of Proxy Statement, Form 10-K and Annual Report to Shareholders..........................  39
------------------------------------------------------------------------------------------------------------- ------
         Expenses of Solicitation..............................................................................  39
------------------------------------------------------------------------------------------------------------- ------
         Proposals by Shareholders.............................................................................  39
------------------------------------------------------------------------------------------------------------- ------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................................  40
------------------------------------------------------------------------------------------------------------- ------
FINANCIAL INFORMATION..........................................................................................  40
------------------------------------------------------------------------------------------------------------- ------
APPENDIX A - Audit Committee Charter .......................................................................... A-1
------------------------------------------------------------------------------------------------------------- ------
APPENDIX B - Amended and Restated Directors Stock Option Plan.................................................. B-1
------------------------------------------------------------------------------------------------------------- ------

     -----------------------------------------------------------------------
                       ITEM NO. 1 - ELECTION OF DIRECTORS
     -----------------------------------------------------------------------

GENERAL INFORMATION REGARDING ELECTION OF DIRECTORS
         The number of Directors is being set by the shareholders, but may be amended by the Board between annual meetings as permitted by South Carolina law. The number of Directors is currently set at 18 persons. Management proposes to set the number of TSFG Directors at 16 persons, which reflects the retirement of two persons presently serving as directors. Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes with respect to Nominees will not be considered to be either affirmative or negative votes. Shareholders do not have cumulative voting rights with respect to the election of Directors.

         The Board of Directors is divided into three classes. At each annual meeting, TSFG's shareholders elect the members of one of the three classes to three-year terms. At this Annual Meeting, five Directors are being nominated for re-election for terms expiring at the 2007 annual meeting. In addition, J. W. Davis, who was appointed to the Board in connection with the TSFG's acquisition of MountainBank Financial Corporation and whose term is slated to expire at the 2005 Annual Meeting, must be voted upon by TSFG's shareholders.

INFORMATION ON NOMINEES AND DIRECTORS
         Management proposes to nominate to the Board the six persons listed as Nominees below. Each Nominee is currently serving as a Director. Unless authority to vote for a Nominee is withheld, the persons named in the enclosed proxy card intend to vote for the election of these Nominees. Management believes all such Nominees will be available to serve as Directors. However, should any Nominee become unable to serve, the persons named in the enclosed proxy card intend to vote for the election of such other person as management may recommend. The following table sets forth information regarding the Nominees and continuing Directors, including their name, age, period they have served as a Director, and occupation over the past five years.

---------------------------------------------------------------------------------------------------------------------
                   NOMINEES FOR DIRECTOR TO BE ELECTED AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
WILLIAM P. BRANT                     Mr. Brant is a partner in the law firm of Brant, Abraham,  Reiter and McCormick
         Age: 57                     P.A., Jacksonville, Florida.
         Director since 2001
         Term expiring 2007
------------------------------------ --------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
J. W. DAVIS                          Mr. Davis is President of Carolina First Bank's North Carolina operations.
         Age: 57                     From June 1997 until October 2003, Mr. Davis served as President and CEO of
         Director since 2003         MountainBank Financial Corporation, which was acquired by TSFG in October 2003.
         Term expiring 2005
------------------------------------ --------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
C. CLAYMON GRIMES, JR.               Mr. Grimes is an attorney in private practice in Georgetown, South Carolina.
         Age: 81
         Director since 1990
         Term expiring 2007
------------------------------------ --------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
WILLIAM S. HUMMERS III               Mr.  Hummers  joined TSFG in June 1988 in his present  capacity as an executive
         Age: 58                     officer and chief financial officer.  He is also a director of World Acceptance
         Director since 1990         Corporation.
         Term expiring 2007
------------------------------------ --------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
WILLIAM R. TIMMONS III               Mr.  William  R.  Timmons  III  is  Executive  Vice  President,  Secretary  and
         Age: 52                     Treasurer of Canal Insurance  Company, a nationwide insurer of commercial motor
         Director since 2002         vehicles  headquartered in Greenville,  South Carolina.  Mr. Timmons is the son
         Term expiring 2007          of William R. Timmons, Jr., who is a Board member.
------------------------------------ --------------------------------------------------------------------------------
------------------------------------ --------------------------------------------------------------------------------
DAVID C. WAKEFIELD III               Mr.  Wakefield  has served as President of Wakefield  Enterprises,  LLC, a real
         Age: 60                     estate  development and specialty  products company,  since 1998. From November
         Director since 1997         1997 to December 1998,  Mr.  Wakefield  served as an independent  consultant to
         Term expiring 2007          TSFG following  TSFG's  acquisition of First Southeast  Financial  Corporation.
                                     Prior to its acquisition, Mr. Wakefield
                                     served as CEO of First Southeast Financial
                                     Corporation and its subsidiary, First
                                     Federal Savings and Loan Association of
                                     Anderson.
------------------------------------ --------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                   CONTINUING DIRECTORS WHOSE TERMS END AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
GORDON W. CAMPBELL               Mr.  Campbell is a consultant to TSFG and Vice Chairman of  Mercantile  Bank.  From
         Age: 71                 1992 until 2002, Mr.  Campbell  served as the President and CEO of Gulf West Banks,
         Director since 2002     Inc., a bank holding company headquartered in St. Petersburg,  FL that was acquired by TSFG in 2002. Mr. Campbell  presently serves as Vice Chairman of Templeton Funds
                                 Annuity  Company and as a director of Fiduciary  Trust  International  of the South and Opus South Corporation.
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
CHARLES B. SCHOOLER              Dr.  Schooler is a retired  optometrist  in  Georgetown,  South Carolina and a past
         Age: 75                 chairman of the South Carolina State Board of Education.
         Director since 1990
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
EDWARD J. SEBASTIAN              Mr. Sebastian is a private investor and serves in an advisory  capacity for several
         Age: 56                 private  entities.  From 1986 to 1999, Mr.  Sebastian served as Chairman and CEO of
         Director since 2001     Resource  Bancshares  Corporation,  a financial services company,  and Chairman and
                                 CEO of Resource  Bancshares  Mortgage  Group,  Inc., a company  engaged in mortgage banking operations.
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
EUGENE E. STONE IV               Mr. Stone serves as CEO of Stone International,  LLC, an apparel  manufacturer.  He
         Age: 64                 formerly  served  as  Chairman  of  Umbro   International,   Inc.  (formerly  Stone
         Director since 1996     Manufacturing),  a  manufacturer  of  apparel  and  sports  goods.  Mr.  Stone is a director of Liberty Corporation.
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
MACK I. WHITTLE, JR.             Mr.  Whittle has been  President  and CEO of TSFG since its  organization  in 1986.
         Age: 55                 From 1986 until 1991,  Mr.  Whittle also served
         Director since 1986     as  President  of  Carolina  First  Bank and is
                                 currently Chairman of the Board of Directors of
                                 Carolina First Bank and Mercantile Bank.
-------------------------------- ------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                   CONTINUING DIRECTORS WHOSE TERMS END AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
M. DEXTER HAGY                   Mr. Hagy is a principal of Vaxa Capital Management, LLC, an investment management
         Age: 59                 firm formed in 1995 and headquartered in Greenville, South Carolina.
         Director since 1993
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
H. EARLE RUSSELL, JR.            Dr. Russell is a surgeon in Greenville,  South Carolina,  with Greenville  Surgical
         Age: 61                 Associates.
         Director since 1997
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
JOHN C. B. SMITH, JR.            Mr.  Smith is owner of John C.B.  Smith Real  Estate  and is Of Counsel  and a past
         Age: 59                 partner in the law firm of Nexsen  Pruet Jacobs
         Director since 2001     & Pollard, LLP, Columbia, South Carolina.
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
WILLIAM R. TIMMONS, JR.          Mr. Timmons,  Jr. is Chairman of Canal Insurance  Company,  a nationwide insurer of
         Age: 79                 commercial  motor  vehicles   headquartered  in  Greenville,   South  Carolina.  He
         Director since 1986     currently  serves as  Chairman of TSFG's  Board of  Directors.  Mr.  Timmons is the
                                 father of William R. Timmons III, who is a Board member.
-------------------------------- ------------------------------------------------------------------------------------
-------------------------------- ------------------------------------------------------------------------------------
SAMUEL H. VICKERS                Mr.  Vickers is Chairman and CEO of Design  Containers,  Inc.,  a packaging  system
         Age: 67                 manufacturer located in Jacksonville, Florida.
         Director since 1999
-------------------------------- ------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                    INFORMATION ABOUT THE BOARD OF DIRECTORS
  ----------------------------------------------------------------------------

------------------------------------
ROLE AND FUNCTIONING OF THE BOARD
------------------------------------

         The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of TSFG, except with respect to those matters reserved to the shareholders. It selects the senior management team, which is charged with the conduct of TSFG's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

         The Board of Directors has the responsibility for overseeing the affairs of TSFG and, thus, an obligation to keep informed about TSFG's business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority on matters of importance to TSFG. Acting as a full Board and through the Board's four standing committees, the Board oversees and approves TSFG's strategic plan.

         Each year, senior management sets aside specific periods to develop, discuss and refine TSFG's long-range operating plan and overall corporate strategy. Specific operating priorities are developed to effectuate TSFG's long-range plan. Some of the priorities are short-term in focus; others are based on longer-term planning horizons. Senior management reviews the conclusions reached at its meetings with the Board and seeks approval of the overall corporate strategy and long-range operating plan. The Board meetings, which usually occur in the late fall, are focused on corporate strategy and involve both management presentations and input from the Board regarding the assumptions, priorities and objectives that will form the basis for management's strategies and operating plans. At subsequent Board meetings, the Board continues to substantively review TSFG's progress against its strategic plans and to exercise oversight and decision-making authority regarding strategic areas of importance and associated funding authorizations.

         Senior management has formulated a standing agenda for each of the regular meetings of the Board of Directors throughout the year. This agenda is reviewed and approved by the full Board at its first regular meeting in a calendar year. A primary purpose of this agenda is to ensure that the Board complies with the terms of its Corporate Governance Charter. It is understood that additional items will be added to the agenda as necessary. Any member of the Board may request that an item be included on the agenda. At the invitation of the Board, members of senior management invited by the Board attend Board meetings or portions thereof for the purpose of participating in discussions.

         Executive sessions or meetings of outside Directors without management present are held at regular intervals for both the Board and the Committees. The Chairman of the Board or the chair of the committee generally presides at executive sessions of non-management directors. The Board meets in executive session a minimum of two times each year.

         The Board of Directors met seven times during 2003. All members attended at least 75% of the Board meetings and 75% of the meetings of committees on which they served.

-------------------------------
ATTENDANCE AT ANNUAL MEETINGS
-------------------------------

         TSFG has not established a formal policy regarding director attendance at its annual meetings of shareholders, but it encourages all of its directors to attend annual meetings and reimburses out-of-pocket expenses associated with such attendance. The Board Chairman presides at the annual meeting of shareholders. All members of the Board at the time of TSFG's 2003 annual meeting of shareholders attended that meeting.

-----------------------------------
CODE OF ETHICS AND CODE OF CONDUCT
-----------------------------------

         TSFG has adopted a Code of Ethics that is specifically applicable to senior management and financial officers, including its principal executive officer, its principal financial officer, its principal accounting officer and controllers. This Code of Ethics can be viewed on TSFG's website, www.thesouthgroup.com, under the Investor Relations / Corporate Governance tab. TSFG's Code of Conduct, applicable to all employees, may also be viewed on TSFG's website under the Investor Relations / Corporate Governance tab.

-----------------------------------------------
COMMUNICATIONS FROM SHAREHOLDERS TO DIRECTORS
-----------------------------------------------

         The Board of Directors believes that it is important that a direct and open line of communication exist between the Board of Directors and its shareholders and other interested parties. As a consequence, the Board of Directors has adopted the procedures described below for communications to Directors.

         TSFG shareholders and other persons may communicate with the chairpersons of TSFG's Nominating and Corporate Governance Committee, the Audit Committee or the Compensation Committee or with TSFG's non-management directors as a group by sending an email to directorcommunications@thesouthgroup.com. The email should specify which of the foregoing is the intended recipient. All communications received in accordance with these procedures will be reviewed initially by TSFG's Office of General Counsel. The General Counsel will relay all such communications to the appropriate director or directors unless the General Counsel determines that the communication:
     o does not relate to the business or affairs of TSFG or the functioning or constitution of the Board of Directors or any of its committees;
     o relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;
     o    is an advertisement or other commercial solicitation or communication;
     o    is frivolous or offensive; or
     o    is otherwise not appropriate for delivery to directors.

         The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through TSFG's Office of General Counsel and only in accordance with TSFG's policies and procedures and applicable law and regulations relating to the disclosure of information. TSFG's Office of General Counsel will retain copies of all communications received pursuant to these procedures for a period of at least one year.

-------------------------------------------------
POLICY REGARDING CONSIDERATION OF
DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS
-------------------------------------------------

         It is the policy of the Nominating and Corporate Governance Committee to consider all director candidates recommended by shareholders. Any such recommendations should be communicated to the Chairman of the Committee in accordance with standard Company policies, in a timely manner and otherwise in accordance with the provisions of TSFG's Bylaws. The Committee has also articulated the qualifications and characteristics that are deemed desirable by this Committee when evaluating Director candidates.

         Nominees for the Board of Directors recommended by the Nominating and Corporate Governance Committee must have the following attributes:
     o Have a reputation for industry, integrity, honesty, candor, fairness and discretion;
     o Have a high degree of expertise in his or her chosen field of endeavor, which area of expertise should have some relevance to TSFG's businesses;
     o Be knowledgeable, or willing and able to become so quickly, in the critical aspects of TSFG's businesses and operations; and
     o Be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a substantial publicly-held corporation.

         Nominees for the Board of Directors recommended by the Nominating and Corporate Governance Committee should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: banking and other financial services, accounting and finance, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation. In considering nominees, the Nominating and Corporate Governance Committee shall take into account the mix of skills, core competencies and qualifications existing with respect to incumbent directors.

-------------------------------------------
PROCESS OF EVALUATING DIRECTOR CANDIDATES
-------------------------------------------

         The charter for the Nominating and Corporate Governance Committee states that the Committee's purpose is to assist the Board in promoting the best interests of the Corporation and its shareholders through the implementation of sound corporate governance principles and practices. Among other things, the Charter mandates that the Committee accomplish this by assisting the Board by identifying individuals qualified to become Board members and reviewing the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and making any recommendations from time to time concerning any recommended changes in the composition of the Board and its committees.

         In evaluating director candidates, the Committee takes into account the items set forth in its "Policy Statement of the Nominating and Corporate Governance Committee Regarding Director Qualifications," which is discussed above in the section entitled "Policy Regarding Consideration of Director Candidates recommended by Shareholders." A copy of this Policy may be found on TSFG's website at www.thesouthgroup.com. There are no material differences between the evaluation processes for director candidates based on whether such candidates are recommended by shareholders.

         Over the past several years, additions to the Board of Directors have come largely in connection with acquisitions (where representatives of the acquired institution have become Board members pursuant to provisions of the merger agreement). This process does not lend itself to a rigid evaluation process that might otherwise be the case outside of the merger context. However, the criteria set forth in the Director Qualifications Policy described above are utilized in determining whether to re-nominate current members of the Board of Directors.

-----------------------------------------------------------
DETERMINATIONS WITH RESPECT TO INDEPENDENCE OF DIRECTORS
-----------------------------------------------------------

         As noted above, the Corporate Governance Standards mandate that a majority of TSFG's Directors meet the criteria for independence required by the rules of the Nasdaq Stock Market and the National Association of Securities Dealers (the "NASD"). The Board of Directors makes an annual determination regarding the independence of each of TSFG's directors. The Board last made these determinations for each member of the Board in February 2004, based on the review of director questionnaires designed to elicit information regarding independence, and on recommendations made by the Nominating and Corporate Governance Committee.

         The Board has determined that 12 of its 16 directors (assuming the Nominees listed above are elected) will be independent as contemplated under the rules of the Nasdaq Stock Market. The four individuals who are not independent, Messrs. Whittle, Hummers, Campbell and Davis, are all executive officers or consultants to TSFG. Mr. Campbell and Mr. Davis became board members in connection with TSFG's acquisition of Gulf West Banks, Inc. and MountainBank Financial Corporation, respectively.

------------------------
DIRECTOR COMPENSATION
------------------------

         During 2003, each non-officer Director's total compensation was valued at approximately $38,000 to $42,000, assuming that the Director attended all meetings and depending on the committees that the Director served on during the year. Directors receive a retainer of $30,000, plus receive meeting fees of $1,000 for each Board and committee meeting attended. Fees for committee chairmen were $2,000 per committee meeting. Of the $30,000 retainer, $18,000 is paid in the form of quarterly stock grants valued at fair market value at the time of grant. The balance of the retainer and any additional director compensation associated with meeting attendance was paid in cash. In addition, on May 1 of each year, each Director receives an option to purchase 1,000 shares of TSFG common stock, having an exercise price equal to the common stock's fair market value on the date of grant.

------------------------------
    COMMITTEE MEMBERSHIP
------------------------------

         The following table lists the membership of the standing committees of TSFG's Board of Directors.

------------------------------------------ ------------------ ----------------- ------------------ -----------------
                DIRECTOR                         AUDIT          COMPENSATION       NOMINATING         EXECUTIVE
------------------------------------------ ------------------ ----------------- ------------------ -----------------
William P. Brant                                                     X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Gordon W. Campbell
------------------------------------------ ------------------ ----------------- ------------------ -----------------
J. W. Davis
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Judd B. Farr                                                         X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
C. Claymon Grimes, Jr.                             X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
M. Dexter Hagy                                                       X                   X                X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
William S. Hummers III
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Thomas J. Rogers                                                     X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
H. Earle Russell, Jr.                              X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Charles B. Schooler                                X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Edward J. Sebastian                                X                 X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
John C.B. Smith, Jr.                                                 X                  X                 X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Eugene E. Stone IV                                 X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
William R. Timmons, Jr.                                                                 X                 X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
William R. Timmons III                             X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Samuel H. Vickers                                  X                                                      X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
David C. Wakefield III                             X
------------------------------------------ ------------------ ----------------- ------------------ -----------------
Mack I. Whittle, Jr.                                                                                      X
------------------------------------------ ------------------ ----------------- ------------------ -----------------

------------------------------
 STANDING BOARD COMMITTEES
------------------------------

         It is the general policy of TSFG that all major decisions be considered by the Board as a whole. Consequently, the Board's committee structure is limited to those committees considered to be appropriate for the operation of a publicly-owned company. Currently these standing committees are the Compensation Committee, the Audit Committee, the Executive Committee and Nominating and Corporate Governance Committee, each of which has a written charter adopted by the Board of Directors. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are made up of only independent directors. The current charter for each of the Board's standing committees is available on TSFG's website at www.thesouthgroup.com.

         Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by TSFG to any governmental body or the public, TSFG's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and TSFG's auditing, accounting and financial reporting processes generally. For further information concerning the work of the Audit Committee, see "Audit Committee Report" below and the Audit Committee Charter attached as Appendix A hereto. The Audit Committee met five times in 2003. The Board of Directors has determined that all members of TSFG's Audit Committee are independent, as contemplated in the listing standards of the NASD and the Nasdaq Stock Market, and in particular, "independent" as contemplated in Rule 4200(a)(15) of the NASD's listing standards.

         Compensation Committee. The Compensation Committee sets TSFG's compensation policies and makes recommendations regarding senior management compensation. The Committee met nine times in 2003. The Board of Directors has determined that all members of TSFG's Compensation committee are independent, as contemplated in the listing standards of the NASD and the Nasdaq Stock Market.

         Executive Committee. The Executive Committee has the authority to review, guide and take any permissible actions with respect to the business and affairs of TSFG as usually taken by the Board of Directors when the Executive Committee determines that it is appropriate to act prior to the next Board of Directors' meeting. The Executive Committee met eight times in 2003. The Board of Directors has determined that all members of TSFG's executive committee are independent, as contemplated in the listing standards of the NASD and the Nasdaq Stock Market, except for Mr. Whittle.

         Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee recommends nominees for election to the Board and addresses issues of corporate governance. This Committee will consider recommendations for Director nominees from shareholders. Shareholders who wish to recommend Director nominees proposed for election at the 2005 Annual Meeting should comply with the procedure described in "Proposals by Shareholders" below. In considering candidates, the Committee follows the procedures described above in "Process of Evaluating Director Candidates" and considers other matters set forth in TSFG's Corporate Governance Charter, a copy of which may be obtained from TSFG's website, WWW.THESOUTHGROUP.COM. The Committee met four times in 2003. The Board of Directors has determined that all members of TSFG's Nominating and Corporate Governance Committee are independent, as contemplated in the listing standards of the NASD and the Nasdaq Stock Market.

---------------------------
AUDIT COMMITTEE REPORT
---------------------------

     The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other filing by TSFG under the Securities Act of 1933, as amended, or the
                  Securities Exchange Act of 1934, as amended.

         The Board's Audit Committee is responsible for providing independent, objective oversight of TSFG's accounting functions and internal controls. The Audit Committee is composed of eight Directors, each of whom is independent as defined by the NASD's listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

         Management is responsible for TSFG's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of TSFG's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this regard, the Committee meets separately at most regular committee meetings with management, the head of Internal Audit and TSFG's outside independent auditors. The Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities and the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the conduct of any such investigation. In addition, the Committee approves, subject to shareholder ratification, the appointment of TSFG's outside independent auditors, KPMG LLP, and pre-approves all audit and non-audit services to be performed by the auditor.

         In connection with these responsibilities, the Audit Committee met with management and the independent accountants and reviewed and discussed the December 31, 2003 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent accountants the firm's independence. In particular, the Audit Committee considered whether the provision of the services set forth below under "Audit Related Fees", "Tax Fees" and "All Other Fees" is compatible with maintaining the independence of the auditors and determined that no independence issues arose as a result of such services.

         Based upon the Audit Committee's discussions with management and the independent accountants, and its review of the representations of management and the independent accountants, the Audit Committee recommended to the Board that these December 31, 2003 consolidated financial statements be included in TSFG's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

         All members of the Audit Committee concur in this report.

William R. Timmons III, Chairman                    C. Claymon Grimes, Jr.
Eugene I. Stone IV                                  H. Earle Russell, Jr.
Charles B. Schooler                                 Edward J. Sebastian
Samuel H. Vickers                                   David C. Wakefield III

-----------------
   AUDIT FEES
-----------------

         The following table presents fees paid to KPMG for professional audit services associated with the audit of TSFG's annual financial statements for the years ended December 31, 2002 and 2003 and fees billed for other KPMG services in 2002 and 2003. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.

--------------------------------------------------------------------------------- ----------------- ----------------
                                                                                         2003             2002
--------------------------------------------------------------------------------- ----------------- ----------------
 Audit Fees (1)  ...............................................................        $ 988,750        1,238,000
 Audit Related Fees (2)  .......................................................           45,000           35,000
                                                                                     ------------     ------------
       Audit Fees and Audit Related Fees........................................        1,033,750        1,273,000
 Tax Fees (3) ..................................................................          947,181          498,000
 All Other Fees (4).............................................................          111,150          461,000
                                                                                     ------------     ------------
            Total Fees..........................................................     $  2,092,081     $  2,232,000
                                                                                     ============     ============
--------------------------------------------------------------------------------- ----------------- ----------------

(1) Aggregate Fees consists of (1) audit of consolidated financial statements and quarterly reviews - $594,000 and $679,000 in 2003 and 2002, respectively; (2) subsidiary audits - $60,250 and $81,000 in 2003 and 2002, respectively, (3) issuance of letters to underwriters- $140,000 and $85,000 in 2003 and 2002, respectively, (4) acquisition related services - $75,000 and $350,000 in 2003 and 2002, respectively; (5) review of registration statements - $20,000 and $0 in 2003 and 2002, respectively, and (6) audit related research - $99,750 and $43,000 in 2003 and 2002, respectively.
(2)  Audit Related Fees consist of fees for audits of employee benefit plans.
(3)  Tax Fees consists of (1) tax compliance - $245,750 and $181,000 in 2003 and 2002, respectively; (2) REIT strategies - $500,000 and $100,000 in 2003 and 2002, respectively; (3) tax consulting - $156,431 and $0 in 2003 and 2002, respectively; and (4) acquisition related work - $45,000 and $217,000 in 2003 and 202, respectively.
(4) All Other Fees consist of (1) information technology related controls reviews - $111,150 and $0 in 2003 and 2002, respectively; (2) information technology internal audit co-sourcing services - $0 and $243,000 in 2003 and 2002, respectively; and (3) Loan Procedures Manual - $0 and $218,000 in 2003 and 2002, respectively.

--------------------------------
OTHER AUDIT COMMITTEE MATTERS
--------------------------------

AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Directors has determined that both Edward J. Sebastian and David C. Wakefield III are "audit committee financial experts" as defined in
Item 401(h)(2) of the SEC's Regulation S-K. Both Mr. Sebastian and Mr. Wakefield are "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

AUDIT COMMITTEE CHARTER

         The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is attached hereto as Appendix A.

AUDIT COMMITTEE PRE-APPROVAL POLICY

         The Audit Committee has adopted a policy requiring that all services from the outside independent auditors must be pre-approved by the Audit Committee or a sub-committee comprised of the Chairman of the Audit Committee and one other Committee member. Matters approved by the sub-committee must be related to the Committee at the next meeting.

                     --------------------------------------
                                 STOCK OWNERSHIP
                     --------------------------------------

----------------------------------
DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------

         The table below sets forth as of March 1, 2004 the beneficial ownership of TSFG common stock by (1) all Directors and nominees for Director, (2) all Named Executive Officers of TSFG (See "Summary Compensation Table" below) and
(3) all Directors and Executive Officers of TSFG as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power over all shares beneficially owned.

                                                      --------------------------------------------------------------
                                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                      --------------------------------------------------------------
                                                             COMMON STOCK
                                                        BENEFICIALLY OWNED (1)
                                                      ---------------------------    COMMON STOCK       PERCENT OF
                                                                       SHARED     SUBJECT TO A RIGHT   COMMON STOCK
NAME OF BENEFICIAL OWNER                              SOLE POWER(2)    POWER(2)   TO ACQUIRE(1)(3)        (4)
--------------------------------------------------------------------------------------------------------------------
William P. Brant                                            3,068 (4)     --           10,187              *
--------------------------------------------------------------------------------------------------------------------
Gordon W. Campbell                                        500,731         --               --              *
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney (5)                                       10,599         --           25,909              *
--------------------------------------------------------------------------------------------------------------------
J. W. Davis                                                64,845         --           11,862              *
--------------------------------------------------------------------------------------------------------------------
John C. DuBose (6)                                         12,382       10,831         46,399              *
--------------------------------------------------------------------------------------------------------------------
Judd B. Farr                                              138,575         --           18,965              *
--------------------------------------------------------------------------------------------------------------------
C. Claymon Grimes, Jr.                                     62,649         --           17,705              *
--------------------------------------------------------------------------------------------------------------------
M. Dexter Hagy                                             13,005         --           18,965              *
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III (7)                                 66,744       10,424         96,079              *
--------------------------------------------------------------------------------------------------------------------
Thomas J. Rogers                                           58,140        6,551          8,187              *
--------------------------------------------------------------------------------------------------------------------
H. Earle Russell, Jr.                                       7,999         --           16,445              *
--------------------------------------------------------------------------------------------------------------------
Charles B. Schooler                                        27,125         --           18,335              *
--------------------------------------------------------------------------------------------------------------------
Edward J. Sebastian                                         1,240           72          5,483              *
--------------------------------------------------------------------------------------------------------------------
John C.B. Smith, Jr.                                       65,529        7,458         11,809              *
--------------------------------------------------------------------------------------------------------------------
Eugene E. Stone IV                                          1,068         --            3,704              *
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr. (8)                                    40,135         --           69,187              *
--------------------------------------------------------------------------------------------------------------------
William R. Timmons, Jr. (9)                               109,552      317,297          7,483              *
--------------------------------------------------------------------------------------------------------------------
William R. Timmons III(9)                                  30,314      317,597         18,965              *
--------------------------------------------------------------------------------------------------------------------
Samuel H. Vickers                                           2,806       10,000         12,839              *
--------------------------------------------------------------------------------------------------------------------
David C. Wakefield III (10)                                61,548        3,151         14,245              *
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr. (11)                                 129,742         --          184,370              *
--------------------------------------------------------------------------------------------------------------------
Directors/Executive Officers as a                       1,452,029      685,400        681,747            4.7%
  Group (27 persons((12)
--------------------------------------------------------------------------------------------------------------------

*Represents holdings of less than 1% of the outstanding shares of TSFG common stock. (1) This is based on information reported to TSFG by its Directors, nominees and Executive Officers, and includes shares held by spouses, minor children, affiliated companies, partnerships and trusts over which the named person has beneficial ownership. It also includes shares allocated to individual accounts under the TSFG's 401(k) Plan, ESOP and Deferred Compensation Plan, voting of which is directed by the respective named persons and group members who participate in those plans.
(2) Except as indicated below, if a beneficial owner is shown as having sole power, the owner has sole voting and sole investment power, and if a beneficial owner is shown as having shared power, the owner has shared voting power and shared investment power.
(3) This includes common stock options that are exercisable on March 1, 2004 or that become exercisable within 60 days thereafter.
(4) The percentages of total beneficial ownership have been calculated based upon 59,534,491 (the shares of TSFG common stock outstanding as of March 1, 2004). In addition, under Rule 13d-3 of the Exchange Act, the percentages have been computed on the assumption that shares of TSFG common stock that can be acquired within 60 days of March 1, 2004, upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.
(5) Mr. Cheney owns 6,092 shares of restricted stock for which he has voting power but no power of disposition.
(6) Mr. Dubose owns 6,092 shares of restricted stock for which he has voting power but no power of disposition.
(7) Mr. Hummers owns 7,145 shares of restricted stock for which he has voting power but no power of disposition.
(8) Mr. Terry owns 6,350 shares of restricted stock for which he has voting power but no power of disposition.
(9) Canal Insurance Agency, of which William R. Timmons, Jr. and William R. Timmons III are principals, holds 317,297 shares.
(10) Mr. Wakefield disclaims beneficial ownership over 3,151 of these shares that are owned by his spouse.
(11) Mr. Whittle owns 17,154 shares of restricted stock for which he has voting power but no power of disposition.
(12) Executive officers hold 65,413 shares of restricted stock for which the officers have voting power but no power of disposition.

-----------------------
5% BENEFICIAL OWNERS
-----------------------

         TSFG knows of no person or group that owns beneficially more than 5% of the outstanding voting power as of March 1, 2004.

            --------------------------------------------------------
                            TOTAL SHAREHOLDER RETURN
            --------------------------------------------------------

         The following graph sets forth the performance of TSFG's common stock for the five year period ended December 31, 2003 as compared to the Standard and Poor's SmallCap 600 Index and the SNL Southeast Bank Index. The graph assumes $100 originally invested on December 31, 1998 and that all subsequent dividends were reinvested in additional shares.


         [Graph to Follow]

-------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
                                  12/31/1998    12/31/1999    12/31/2000    12/31/2001     12/31/2002    12/31/2003
-------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
The South Financial Group              100.00         73.21         54.75          75.46         89.96       123.78
-------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
S&P SmallCap 600                       100.00        112.40        125.67         133.88        114.30        158.63
-------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
SNL Southeast Bank Index               100.00         78.69         79.01          98.44        108.74        136.55
-------------------------------- ------------- ------------- ------------- -------------- ------------- -------------

                 -----------------------------------------------
                               EXECUTIVE OFFICERS
                 -----------------------------------------------

         TSFG's executive officers are appointed by the Board of Directors. The following persons serve as executive officers of TSFG.

------------------------------ ------- -------------------------------------------------------- ---------------------
            NAME                 AGE                 TSFG OFFICES CURRENTLY HELD                        TSFG
                                                                                                   OFFICER SINCE
------------------------------ ------- -------------------------------------------------------- ---------------------
Mack I. Whittle, Jr.              55   President & Chief Executive Officer                              1986
------------------------------ ------- -------------------------------------------------------- ---------------------
Andrew B. Cheney                  54   President - Mercantile Bank                                      2000
------------------------------ ------- -------------------------------------------------------- ---------------------
William P. Crawford, Jr.          41   Executive Vice President - General Counsel & Secretary           2002
------------------------------ ------- -------------------------------------------------------- ---------------------
M. Alex Crotzer                   50   Executive Vice President - Corporate Banking                     2003
------------------------------ ------- -------------------------------------------------------- ---------------------
J. W. Davis                       57   President - Carolina First Bank/North Carolina                   2003
------------------------------ ------- -------------------------------------------------------- ---------------------
John C. DuBose                    52   Executive Vice President - Technology                            1998
------------------------------ ------- -------------------------------------------------------- ---------------------
William S. Hummers III            58   Vice Chairman, Executive Vice President & CFO                    1988
------------------------------ ------- -------------------------------------------------------- ---------------------
Mary A. Jeffrey                   53   Executive Vice President - Human Resources                       2002
------------------------------ ------- -------------------------------------------------------- ---------------------
J. Stanley Ross                   52   Executive Vice President - Finance                               2001
------------------------------ ------- -------------------------------------------------------- ---------------------
Kendall L. Spencer                51   Executive Vice President - Retail Banking                        2000
------------------------------ ------- -------------------------------------------------------- ---------------------
Michael W. Sperry                 58   Executive Vice President - Credit Administration                 1998
------------------------------ ------- -------------------------------------------------------- ---------------------
James W. Terry, Jr.               56   President - Carolina First Bank                                  1991
------------------------------ ------- -------------------------------------------------------- ---------------------

               ---------------------------------------------------
                             EXECUTIVE COMPENSATION
               ---------------------------------------------------

 ------------------------------------------------------------------------------
             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
 ------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors, which is composed solely of non-employee Directors, works with TSFG management in establishing the underlying philosophy and principles of TSFG's compensation system. These principles and philosophy are then reviewed and approved by the full Board of Directors. This Report discusses the philosophy, principles, and policies underlying TSFG's compensation programs that were in effect during 2003 and which will be applicable in 2004.

OUR GUIDING PRINCIPLES

         The Compensation Committee is committed to administering a compensation program that espouses TSFG's values, drives corporate results, and supports the long-term and short-term goals of TSFG. Our compensation philosophy is grounded by three principles:

     o    tying pay to performance,
     o    aligning executive and shareholder interests, and
     o    challenging executives through "stretch goals.

         This program is intended to result in competitive compensation packages, which we believe will attract and retain the talent needed to generate outstanding TSFG performance.

         Tying Pay to Performance
         We believe that strong performance deserves higher pay than average performance, and TSFG's fixed and variable compensation programs for executives reflect this principle. Fixed compensation is in the form of base salaries, which are targeted at the median of financial institutions of a comparable size. Variable compensation has historically been paid to executive officers through TSFG's existing Short-Term and Long-Term Incentive Plans. Both plans provide for compensation that can be earned only by meeting or exceeding pre-determined performance goals. At target performance approximately 60% of a typical executive's total compensation is in the form of variable compensation.

         Aligning Executive and Shareholder Interests
         The Compensation Committee believes that one of the best ways to align executive and shareholder interest is through stock ownership. The Compensation Committee adopted the 2004-2006 Long-Term Incentive Plan that provides that the proceeds from the plan will be in restricted stock. By holding an ownership stake in TSFG, executives are placed in the same position as shareholders.

         Challenging Executives through "Stretch Goals"
         The Compensation Committee believes that by setting high performance standards for executives, a high performance culture will be encouraged, which will lead to sustained TSFG achievement. To challenge executives, the incentive compensation programs emphasize "stretch goals." The plans focus on reaching and exceeding established performance goals, which are developed to reflect what the Committee considers superior performance for TSFG. In determining these goals, the Committee gives significant and careful consideration to the historical and projected performance of TSFG's peer group.

SHORT-TERM INCENTIVE PLAN

         The Short-Term Incentive Plan is designed to reward executive officers for performance contributions that impacted the overall success of TSFG or its operating units during the fiscal year. The Short-Term Incentive Plan was intended to motivate those employees and direct their efforts toward achievement of key annual performance objectives. TSFG has focused on the following areas of performance:

     o    earnings per share,
     o asset quality (i.e., nonperforming assets as a percent of total loans and net charge-offs as a percent of average loans), and
     o    certain strategic objectives.

         The relative weighting of these measures was customized on an individual basis to reflect specific roles, responsibilities, and objectives. The threshold level of performance was 85% of a particular performance goal. At this level, executive officers received only 35% of the targeted incentive for that goal. Any performance less than the threshold level would result in no cash incentive for that particular goal. If TSFG achieved 125% or more of a performance goal, the cash incentive would be 150% of the targeted incentive.

         In addition, a corporate profitability modifier allowed Short-Term Incentive Plan awards to be adjusted based on overall corporate financial performance. The modifier could reduce incentive plan awards if overall performance fell below expectations or increase awards if overall corporate performance exceeded expectations.

         Prior to 2003, as part of the planning process, the Compensation Committee established superior standards of performance consistent with the "stretch goal" philosophy of the Committee. A target incentive was created for each eligible executive. This target ranged from 35% to 50% of base salary, depending on the executive, which was payable if 100% of the performance goals were achieved. The Board of Directors approved each of the measures and target incentives. TSFG communicated the threshold, target, and superior award opportunities to each eligible executive officer. The Compensation Committee and the Board of Directors reserved the authority to subjectively adjust award payouts (positively or negatively) under the Short-Term Incentive Plan if financial considerations or operating circumstances warranted such action.

         At the conclusion of 2003 under the Short-Term Incentive Plan, corporate financial statements were generated, and TSFG determined whether it was successful in achieving its performance measures. Payouts were made accordingly.

LONG-TERM INCENTIVE PLANS

         TSFG is in the process of ending its 2001 Long-Term Incentive Plan (the "2001 LTIP") and introducing its 2004 Long-Term Incentive Plan (the "2004 LTIP"). The application of both Plans is described below. The Compensation Committee is proud of the fact that in both the old and the new plan, 100% of any long-term compensation that is earned by a participant is based first on achieving pre-determined levels of financial performance, and secondarily by continued employment. In other words, only after compensation is earned based on financial performance, is continued employment a factor in vesting. While the Committee has considered the merits of continuous employment being the sole criteria, the Committee believes that the best interest of TSFG's shareholders are best served by having 100% of the long-term incentive compensation based on achievement of pre-determined goals.

2001 LONG-TERM INCENTIVE PLAN

         The primary objective of the 2001 LTIP was to link a significant portion of executive compensation to TSFG performance achievements annually and over a multi-year period. The 2001 LTIP focused on strategic financial success factors, which were intended to align the interest of TSFG's executives and shareholders. The 2001 LTIP consisted of two components: stock options and performance shares. The 2001 LTIP provided for the grant of stock options to participants perceived to have a direct impact on TSFG's success, as evaluated annually, and for the award of performance shares based on the performance of TSFG, as measured annually and over a three-year "performance cycle" against targets set by the Compensation Committee each year. The stock option and performance share awards provided a long-term incentive opportunity targeted at the top quartile of the peer group. The 2001 LTIP was structured to provide 50% of the total award opportunity in stock options and 50% in performance shares. This plan ended at the end of 2003 and was replaced by the 2004 LTIP.

2004 LONG-TERM INCENTIVE PLAN

         The primary objective of the 2004 LTIP is the same as the 2001 plan -- to link a significant portion of executive compensation to TSFG performance achievements annually and over a multi-year period. Like the 2001 Plan, the 2004

LTIP focuses on strategic financial success factors, which align the interest of TSFG's executives and shareholders. The 2004 Plan provides participants with a grant of performance-based restricted stock at the start of the three year performance period. The performance conditions can then be satisfied by exceeding annual and three-year performance goals set by the Compensation Committee. No shares of restricted stock can be earned by participants under this plan unless financial performance exceeds performance thresholds set by the Compensation Committee and approved by the Board. Once earned, shares of restricted stock vest based on continued employment.

DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code provides that, in general, a public company may not deduct compensation paid to its CEO or one of the other top five executive officers to the extent the compensation exceeds $1 million per year. TSFG's policy is to develop compensation plans that comply with
Section 162(m). However, the Compensation Committee may award compensation which may not qualify for exemption from the deduction limit under Section 162(m) when the Compensation Committee, in its discretion, determines such awards are necessary for competitive business purposes, such as retaining and attracting employees.

CEO COMPENSATION

         Mr. Whittle's 2003 compensation consisted of base salary, cash incentives, stock options, restricted stock, and certain perquisites (which did not exceed 10% of base salary and bonus). For 2003, Mr. Whittle's base salary was $619,000. The Committee established Mr. Whittle's base salary by analyzing compensation levels of other chief executive officers of comparable size banks based on targeted financial services surveys. In addition to base salary, Mr. Whittle received an automobile allowance of $44,640. Mr. Whittle's cash incentive was determined in accordance with the Short-Term Incentive Plan and was targeted at 50% of base salary if all performance measures were achieved. While a broad range of performance measures were examined, the Compensation Committee used its discretion under the plan to pay Mr. Whittle $775,000 for 2003. While overall performance in 2003 was excellent, the Committee singled out the following accomplishments in determining Mr. Whittle's incentive award:

     o   growth in EPS (82.7% increase from 2001-2003);
     o   double-digit loan and deposit growth in 2003;
     o   superior stock price and total market return performance;
     o raising approximately $160 million in capital in the fourth quarter of 2003; and
     o successful acquisition and integration of Central Bank of Tampa, MountainBank, and American Pensions, Inc.

         Based on the payout formulas established for the 2001 LTIP, Mr. Whittle received 35,892 options and 28,750 performance shares. The stock options and performance shares will continue to vest based on continued employment over the next four years.

         At the end of 2003, the Compensation Committee reviewed Mr. Whittle's base salary and target annual cash compensation by analyzing compensation levels of other chief executive officers of comparable size banks. Based on this review, Mr. Whittle's salary for 2004 will be $750,000 and target incentive will be 80% of base salary, which will position Mr. Whittle's annual cash compensation at the median of the peer group.

         At the beginning of 2004, the Compensation Committee determined grants under the new 2004 LTIP. Under this plan, Mr. Whittle received 120,000 shares of performance-based restricted stock for the 2004 to 2006 performance period. No further grants are anticipated during the remainder of the performance period. Earning these performance-based restricted shares requires achieving both annual and three-year financial targets and continued employment for up to four years after the performance conditions have been met.

Compensation Committee:  John C. B. Smith, Jr., Chairman       William P. Brant
                         Judd B. Farr                          Thomas J. Rogers
                         Edward J. Sebastian                   M. Dexter Hagy

-----------------------------
SUMMARY COMPENSATION TABLE
-----------------------------

         The following table sets forth information concerning compensation paid by TSFG during the fiscal years ended December 31, 2003, 2002 and 2001 to TSFG's CEO and to each of the four most highly compensated executive officers other than the CEO who were executive officers at December 31, 2003 (collectively, the "Named Executive Officers") for services rendered in all capacities to TSFG and its subsidiaries. For purposes of the table, all bonus and incentive plan award amounts included for a particular year were actually paid or issued in the first quarter of the following year. For example, bonus payments paid in January/February 2004 are listed as 2003 compensation, because they were earned as of December 31, 2003.

                            -------------------------------------- ---------------------------------- --------------
                                       Annual Compensation                Long-Term Compensation
                                                                   ------------------------ ---------
                                                                           Awards           Payouts
                             ---------------------------------------------------------------------------------------
                                                        Other      Restricted  Securities
                                                        Annual       Stock     Underlying    LTIP      All Other
          Name and                   Salary    Bonus   Compen-       Awards     Options/    Payouts   Compensation
     Principal Position       Year     ($)      ($)     sation       ($)(1)     SARs (#)      ($)         ($)
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.          2003   663,640   775,000   (1)        549,999 (2)     5,204     --        685,073 (3)
President and CEO             2002   569,640   600,000   (1)        103,159        16,402     --        116,934
                              2001   467,555   301,500   (1)         81,000        30,686     --         65,094
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney              2003   267,640   183,750   (1)        192,500 (2)     1,821     --         57,643 (4)
President, Mercantile Bank    2002   242,640   187,500   (1)         41,662         6,624     --         27,243
                              2001   229,880    90,000   (1)         33,336         9,004     --         11,644
--------------------------------------------------------------------------------------------------------------------
John C. DuBose                2003   281,800   183,750   (1)        192,500 (2)     1,821     --         94,582 (5)
Executive Vice President      2002   256,800   200,000   (1)         41,662         6,624     --         45,688
                              2001   221,800   125,000   (1)         31,662        10,585     --         31,644
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III        2003   306,380   232,500   (1)        227,333 (2)     2,151     --        389,427 (6)
Executive Vice President      2002   276,280   210,000   (1)         46,674         7,419     --         70,974
                              2001   251,190   150,000   (1)         37,494        11,614     --         39,144
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.           2003   278,740   206,250   (1)        201,666 (2)     1,908     --        247,501 (7)
President, Carolina First     2002   253,740   187,500   (1)         41,662         6,624     --         41,256
Bank                          2001   228,695    90,000   (1)         33,336        10,879     --         26,644
--------------------------------------------------------------------------------------------------------------------

(1) Certain amounts may have been expended by TSFG that may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer. Of these amounts, $32,110 was expended for each person for tax and advisory services.
(2) Restricted stock granted with respect to 2003 performance vest 20% immediately and 20% over the four anniversaries following the date of grant. Restricted stock granted in the previous two years vested one third immediately and one third over each of the subsequent two anniversaries.
(3) "All Other Compensation" is comprised of (1) $12,000 contributed to its 401(k) plan on behalf of Mr. Whittle as matching contributions, all of which was vested, (2) $3,756 contributed to TSFG's Employee Stock Ownership Plan (the "ESOP"), (3) $22,405 in premiums paid by TSFG on behalf of Mr. Whittle with respect to insurance not generally available to all TSFG employees and (4) $646,912 paid in connection with TSFG Supplemental Executive Retirement Plan (the "SERP"). At December 31, 2003, Mr. Whittle had 4,711 shares of restricted stock which remained subject to forfeiture, which based on TSFG's closing stock price on December 31, 2003, had an aggregate value of $130,730. Mr. Whittle was granted 4,500, 4,816 and 19,434 shares of restricted stock in 2001, 2002, and 2003, respectively.
 (4) "All Other Compensation" is comprised of (1) $12,000 contributed to its 401(k) plan on behalf of Mr. Cheney as matching contributions, 60% of which was vested, (2) $3,756 contributed to the ESOP, (3) $568 in premiums paid by TSFG on behalf of Mr. Cheney with respect to insurance not generally available to all TSFG employees, (4) $9,375 paid in connection with the Deferred Compensation Plan and (5) $31,944 paid in connection with the SERP. At December 31, 2003, Mr. Cheney had 1,915 shares of restricted stock which remained subject to forfeiture, which based on TSFG's closing stock price on December 31, 2003, had an aggregate value of $53,141. Mr. Cheney was granted 1,852, 1,945 and 6,802 restricted shares in 2001, 2002, and 2003, respectively.
 (5) "All Other Compensation" is comprised of (1) $12,000 contributed to its 401(k) plan on behalf of Mr. DuBose as matching contributions, 80% of which was vested, (2) $3,756 contributed to the ESOP, (3) $13,830 in premiums paid by TSFG on behalf of Mr. DuBose with respect to insurance not generally available to all TSFG employees, and (4) $64,996 paid in connection with the SERP. At December 31, 2003, Mr. DuBose had 1,884 shares of restricted stock which remained subject to forfeiture, which based on TSFG's closing stock price on December 31, 2003, had an aggregate value of $52,281. Mr. DuBose was granted 1,759, 1,945 and 6,802 restricted shares in 2001, 2002 and 2003, respectively.
(6) "All Other Compensation" is comprised of (1) $12,000 contributed to its 401(k) plan on behalf of Mr. Hummers as matching contributions, all of which was vested, (2) $3,756 contributed to the ESOP, (3) $13,971 in premiums paid by TSFG on behalf of Mr. Hummers with respect to insurance not generally available to all TSFG employees, and (4) $359,700 paid in connection with the SERP. At December 31, 2003, Mr. Hummers had 2,148 shares of restricted stock which remained subject to forfeiture, which based on TSFG's closing stock price on December 31, 2003, had an aggregate value of $59,607. Mr. Hummers was granted 2,083, 2,179 and 8,033 restricted shares in 2001, 2002 and 2003, respectively.
(7) "All Other Compensation" is comprised of (1) $12,000 contributed to its 401(k) plan on behalf of Mr. Terry as matching contributions, all of which was vested, (2) $3,756 contributed to the ESOP, (3) $4,601 in premiums paid by TSFG on behalf of Mr. Terry with respect to insurance not generally available to all TSFG employees, (4) $5,625 paid under the Deferred Compensation Plan, and (5) $221,519 paid in connection with the SERP. At December 31, 2003, Mr. Terry had 1,915 shares of restricted stock which remained subject to forfeiture, which based on TSFG's closing stock price on December 31, 2003, had an aggregate value of $53,141. Mr. Terry was granted 1,852, 1,945 and 7,126 restricted shares in 2001, 2002, and 2003, respectively.

-----------------------
STOCK OPTIONS GRANTS
-----------------------

         The following table sets forth certain information regarding stock option, which are included in the Summary Compensation Table for 2003 for the Named Executive Officers. These stock options were awarded in January 2004 for employment services in 2003.

                                          OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
                                                      Individual Grants
--------------------------------------------------------------------------------------------------------------------
                            Number of        % of Total     Fair Market Value
                            Securities    Options Granted     per Share of
                            Underlying      to Employees     Common Stock at    Exercise  Expiration   Grant Date
Name                      Options Granted       in 2003     Time of Grant (1)     Price    Date(2)    Valuation(3)
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.            5,204             0.84%          $ 28.30        $ 28.30     1/16/14    $ 62,500
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney                1,821             0.29%            28.30          28.30     1/16/14      21,870
--------------------------------------------------------------------------------------------------------------------
John C. DuBose                  1,821             0.29%            28.30          28.30     1/16/14      21,870
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III          2,151             0.35%            28.30          28.30     1/16/14      25,834
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.             1,908             0.31%            28.30          28.30     1/16/14      22,915
--------------------------------------------------------------------------------------------------------------------

(1) The number shown is the closing price of a share of TSFG common stock as quoted on the Nasdaq National Market on the date of grant.
(2) The plan pursuant to which the options were granted sets forth certain earlier expiration dates upon the option holder's termination of employment.
(3)  This is based on a grant valuation of $12.01 per share.

-------------------------
STOCK OPTION EXERCISES
-------------------------

         The following table sets forth information with respect to options to purchase shares of TSFG common stock held by the Named Executive Officers and the number of shares covered by both exercisable and unexercisable stock options in 2003. Also reported are the values for the "in-the-money" options which represent the positive spread between the exercise price of any such existing stock option and the year-end fair market value of the TSFG common stock. This table excludes any stock option grants awarded subsequent to December 31, 2003. Accordingly, this table does not reflect the stock options set forth in the Stock Option Grants table immediately above.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                                                          Number of Securities           Value of Unexercised
                                                         Underlying Unexercised          In-the-Money Options
                               Shares       Value        Options at 2003 Fiscal             at 2003 Fiscal
                            Acquired on    Realized           Year-End(#)                  Year-End ($) (1)
Name                        Exercise (#)     ($)       Exercisable/Unexercisable       Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.             --           --         176,698          89,416      $1,133,214      $704,569
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney                 --           --          18,783          21,845         229,063      214,524
--------------------------------------------------------------------------------------------------------------------
John C. DuBose                   --           --          43,347          14,562         221,520      123,550
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III           --           --          92,571          33,129         497,600      259,360
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.            5,630       $57,111        66,061          14,783         325,101      125,705
--------------------------------------------------------------------------------------------------------------------

(1) The indicated value is based on exercise prices ranging from $13.16 to $31.26 per share and a per share value of $27.75, which was the closing market price of a share of TSFG's common stock on December 31, 2003 as reported by the Nasdaq National Market.

-----------------------------------------------
LONG-TERM INCENTIVE PLANS -  AWARDS IN 2003
-----------------------------------------------

The following table sets forth information with respect to awards under TSFG's 2001 Long-Term Incentive Plan. These awards were paid in January 2004 with respect to performance in 2003 and over the three year period from 2001 through 2003. Each of the stock options has an exercise price of $28.30 (the fair market value on the date of grant) and were valued at $12.01. The options vest 25% on each of subsequent four anniversaries of the date of grant, based on continued employment. The shares of restricted stock vest 20% immediately and 20% over the next four anniversaries of the date of grant.

--------------------------------------------------------------------------------------------------------------------
                                                                      Number of Shares, Units and Other Rights
                                                      --------------------------------------------------------------
Name                                                            Stock Options                 Restricted Stock
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.............................                    5,204                          19,434
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney................................                    1,821                          6,802
--------------------------------------------------------------------------------------------------------------------
John C. DuBose..................................                    1,821                          6,802
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III..........................                    2,151                          8,033
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr..............................                    1,908                          7,126
--------------------------------------------------------------------------------------------------------------------

--------------------------------
EQUITY COMPENSATION PLAN DATA
--------------------------------

         The following table sets forth information regarding TSFG's equity compensation plans at January 31, 2004. The additional shares under the Directors Stock Option Plan and the Amended and Restated Stock Option Plan, for which authorization is sought at this Annual Meeting, are not included in this table.

---------------------------------------- --------------------- ------------------ ----------------------------------
                                          Number of securities   Weighted-average    Number of securities remaining
                                          to be issued upon      exercise price of  available for future issuance
                                              exercise of           oustanding       under equity compensation plans
                                          outstanding options,  options, warrants  (excluding securities reflected
              Plan Category               warrants and rights       and rights       in the first column of numbers)
---------------------------------------- --------------------- ------------------ ----------------------------------
Equity compensation plans
   approved by security holder (1)          4,339,534(2)             $18.12                    2,441,614
---------------------------------------- --------------------- ------------------ ----------------------------------
Equity compensation plans not
   approved by security holders (3)                   --                 --                           --
---------------------------------------- --------------------- ------------------ ----------------------------------
Total                                      4,339,534 (2)             $18.12                    2,441,614
---------------------------------------- --------------------- ------------------ ----------------------------------

(1) These plans (as defined in the applicable SEC rules) are as follows: The TSFG Stock Option Plan, the TSFG Restricted Stock Agreement Plan, the Director Stock Option Plan, the Amended and Restated Fortune 50 Plan, the 2004 Long-Term Incentive Plan, and option plans assumed by TSFG as a result of acquisitions of other companies.
(2)  Of this amount, 699,540 options have been issued pursuant to non-TSFG
     Plans.
(3) TSFG has adopted no "equity compensation plans" as defined in the applicable SEC rules, which have not been approved by its shareholders. TSFG believes that all equity compensation plans to which it succeeded in connection with mergers and acquisitions were approved by such acquired entities' shareholders.


--------------------------
NEW PLAN BENEFITS TABLE
--------------------------

         The information below is being provided with respect to the Amended and Restated Stock Option Plan, the Amended and Restated Directors Stock Option Plan and the Employee Stock Purchase Plan, amendments to which are being submitted to shareholders for approval at the Annual Meeting. Among the amendments being submitted for shareholder approval, are an increase of 1,000,000 shares pursuant to the Amended and Restated Stock Option Plan, and an increase of 150,000 shares available for issuance pursuant to the Amended and Restated Directors Stock Option Plan.

         With respect to the Amended and Restated Stock Option Plan, it is impossible at the present time to indicate specifically the names of persons to whom future options will be granted or the amounts of such options. Similarly, with respect to the Employee Stock Purchase Plan, shares to be purchased are subject to an employee's discretion, including an employee's decision not to participate in the Employee Stock Purchase Plan, and therefore, shares will may be issued under the Employee Stock Purchase Plan are not determinable. No options or shares have been granted or purchased with respect to these additional shares for which approval is requested.

         Since the options and shares to be issued cannot be estimated, the following table shows the number of shares of options and stock issued or purchased pursuant to the Amended and Restated Stock Option Plan and the Employee Stock Purchase Plan by each of the individuals and groups listed for the fiscal year ended December 31, 2003. The table includes grants in 2004 for 2003 employment services, and excludes grants in 2003 for 2002 employment services.

         With respect to the Amended and Restated Directors Stock Option Plan, TSFG expects to issue 1,000 options per year to each of the non-executive Directors, including to Directors of TSFG's banking subsidiaries. This is reflected in the table below.

--------------------------------------------------------------------------------------------------------------------
                                                        Amended and Restated      Employee
                                  Amended and Restated     Directors Stock          Stock       2004 Long-Term
                                   Stock Option Plan         Option Plan        Purchase Plan   Incentive Plan
                                ------------------------------------------------------------------------------------
                                      $$        # of         $$        # of                       $$         # of
                                     Value    Options      Value      Options    # of Shares     Value     Shares
--------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.              $ 62,500      5,204       --          --            --          --         --
--------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney                    21,870      1,821       --          --            --          --         --
--------------------------------------------------------------------------------------------------------------------
John C. DuBose                      21,870      1,821       --          --            --          --         --
--------------------------------------------------------------------------------------------------------------------
William S. Hummers III              25,834      2,151       --          --            --          --         --
--------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.                 22,915      1,908       --          --            --          --         --
--------------------------------------------------------------------------------------------------------------------
Current Executive                  341,665     31,171       --          --            --          --         --
Officers as a Group (1)
--------------------------------------------------------------------------------------------------------------------
Non-Executive                           --         --    $801,866    124,000 (3)       --      $343,524   13,590
Directors as a Group (2)
--------------------------------------------------------------------------------------------------------------------
All Employees, Excluding        $5,268,471    591,189       --          --          12,327        --         --
Executive Officers, as a Group
--------------------------------------------------------------------------------------------------------------------

(1)  Includes options granted to the five named executive officers above.
(2)  This includes non-employee directors of TSFG's banking subsidiaries.
(3) This includes a one time grant of 90,000 options to MountainBank Financial Corporation's directors in connection with TSFG's acquisition of that entity.

----------------------------------------------
EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
----------------------------------------------

         TSFG has entered into Noncompetition, Severance and Employment agreements with certain executive officers of TSFG, including Andrew B. Cheney, John C. DuBose, William S. Hummers III, James W. Terry, Jr. and Mack I. Whittle, Jr. The agreements are summarized below. However, this summary is qualified in its entirety by reference to the agreements themselves, copies of which are available from TSFG or from TSFG's public filings with the Securities and Exchange Commission. Defined terms in the various agreements are substantially similar but vary in certain respects from agreement to agreement. An "Involuntary Termination" generally occurs when the executive terminates his employment due to (1) a change in his responsibilities, position or authority,
(2) a change in the terms or status of the agreement, (3) a reduction in his compensation or benefits, (4) his forced relocation outside his area, or (v) a significant increase in his travel requirements. A "Voluntary Termination" occurs when the executive terminates his employment following a "change in control" not the result of items constituting an Involuntary Termination. Non-capitalized terms that are in quotes and used in the descriptions below are as defined in the respective agreements. "Legitimate TSFG Reasons" generally means (1) "cause," (2) if the executive becomes "disabled," or (3) upon the executive's death. "Legitimate Executive Reasons" generally means (1) TSFG's uncured breach of the agreement, (2) a Voluntary Termination, or (3) an Involuntary Termination.

         ANDREW B. CHENEY. Under his agreement, TSFG is obligated to pay him an annual salary determined by the Board. In addition, the Board may pay Mr. Cheney an additional incentive cash bonus pursuant to TSFG's incentive compensation plans and certain other typical executive benefits. Mr. Cheney's agreement has a rolling term of three years. Either party may give written notice to the other, at which point the term is fixed at three years from the date of notice, terminating on the expiration of such term. Mr. Cheney may terminate the agreement for Legitimate Executive Reasons. If Mr. Cheney terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Cheney terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons and there has been a change in control, he is entitled to receive a lump sum amount equal to three times his annual total compensation. If Mr. Cheney terminates his employment pursuant to clause (i) of the Legitimate Executive Reasons in the absence of a change in control, he is entitled to receive a lump sum amount equal to one times his annual total compensation. If Mr. Cheney terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to one times his annual compensation and will also be entitled to receive his base salary and other benefits due to him through his termination date. TSFG may terminate the agreement at any time for Legitimate TSFG Reasons or without cause. If TSFG terminates Mr. Cheney's employment for Legitimate TSFG Reasons, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. Cheney is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination. If TSFG terminates Mr. Cheney without cause, and there has been a change in control, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. If TSFG terminates Mr. Cheney without cause in the absence of a change in control, he will be entitled to receive as severance a lump sum payment equal to the compensation and benefits that would be provided to him for the remaining term of the contract. In the event of termination by Mr. Cheney for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Cheney's employment is terminated by him as a result of clauses (i) or
(iii) of the Legitimate Executive Reasons or by TSFG without cause or by TSFG as a result of clause (i) of the Legitimate TSFG Reasons, then he may not, for a period of three years following such termination of employment, compete against TSFG as provided in the agreement. If Mr. Cheney's employment is terminated for any reason following a change in control, there will be no limitation on any activity of Mr. Cheney. If the covenant not to compete is triggered, Mr. Cheney will receive, in addition to any other payments, a total of three times his annual cash compensation. All amounts paid to Mr. Cheney will be grossed up by the taxes payable by him in respect of such amounts.

         JOHN C. DUBOSE. Under his agreement, TSFG is obligated to pay him an annual salary determined by the Board. In addition, the Board may pay Mr. DuBose an additional incentive cash bonus pursuant to TSFG's incentive compensation plans and certain other typical executive benefits. Mr. DuBose's agreement has a rolling term of five years and extends automatically until he turns 60, at which point the term is converted into a five year fixed term which terminates upon its expiration. Either party may give written notice to the other, at which point the term is fixed at five years from the date of notice, terminating on the expiration of such term. Mr. DuBose may terminate the agreement for Legitimate Executive Reasons. If Mr. DuBose terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. DuBose terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his annual total compensation and will also be entitled to receive his base salary, bonus, and other benefits and allowances due to him through his termination date. If Mr. DuBose terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change of control, he is entitled to receive a lump sum amount equal to one times his annual compensation and will also be entitled to receive his base salary and other benefits due to him through his termination date. TSFG may terminate the agreement at any time for Legitimate TSFG Reasons or without cause. If TSFG terminates Mr. DuBose's employment for cause, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. DuBose is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, except that all his rights pursuant to share grants or options granted by TSFG do not become vested or released from all conditions and restrictions and Mr. DuBose is not deemed to be retired or credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. If TSFG terminates Mr. DuBose pursuant to clauses (ii) or (iii) of the Legitimate Business Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. If TSFG terminates Mr. DuBose without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. DuBose for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. DuBose's employment is terminated by him as a result of clauses (i) or (iii) of the Legitimate Executive Reasons or by TSFG without cause, then he may not, for a period of five years following such termination of employment compete against TSFG as provided in the agreement. If the covenant not to compete is triggered, Mr. DuBose will receive, in addition to any other payments, a total of five times his annual cash compensation. TSFG will also continue to provide certain other benefits for five years following the commencement of the non-compete period. The amount paid to Mr. DuBose under this covenant not to compete will be grossed up for taxes payable by him. If Mr. DuBose terminates his employment for other than a Legitimate Executive Reason or as a result of clause (ii) of the Legitimate Executive Reasons, he may not, for a period of one year following such termination of employment, compete against or interfere with TSFG as provided in the agreement and receives no additional compensation as detailed above. Notwithstanding the foregoing, if Mr. DuBose voluntarily or involuntarily terminates the agreement after a change in control, he shall not enter into any employment or consulting relationship for general banking activities with a Competitor during the Noncompete Period, but may enter into a consulting relationship limited to information and technology services with a Competitor outside the State of South Carolina.

         WILLIAM S. HUMMERS III. Under his agreement, TSFG is obligated to pay Mr. Hummers an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans, and certain other typical executive benefits. Mr. Hummers' agreement has a rolling term of five years and extends automatically until he turns 60, at which point the term is converted into a 5 year fixed term, which terminates upon its expiration. Either party may give written notice to the other, at which point the term is fixed at five years from the date of notice, terminating on the expiration of such term. Mr. Hummers may terminate the agreement for Legitimate Executive Reasons. If Mr. Hummers terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Hummers terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his annual total compensation, and he will also be entitled to receive his base salary and other benefits and allowances due him through his termination date. If Mr. Hummers terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's total compensation, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Hummers' employment for cause, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. Hummers is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, except that all his rights pursuant to share grants or options granted by TSFG do not become vested or released from all conditions and restrictions, and Mr. Hummers is not deemed to be retired or credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. If TSFG terminates Mr. Hummers pursuant to clauses (ii) or (iii) of the Legitimate TSFG Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. If TSFG terminates Mr. Hummers without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. Hummers for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Hummers' employment is terminated voluntarily by him as a result of a Legitimate Executive Reason or by TSFG without cause, then he may not, for a period of five years following such termination of employment compete against TSFG as provided in the agreement. If the covenant not to compete is triggered, Mr. Hummers will receive, in addition to any other payments, a total of five times his annual cash compensation. The amount paid to Mr. Hummers under this covenant not to compete will be grossed up for taxes payable by him. However, if Mr. Hummers terminates his employment for other than a Legitimate Executive Reason or voluntarily under clause (ii) of the Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of his termination date and he may not, for a period of one year following such termination of employment, compete against or interfere with TSFG as provided in the agreement, and receives no additional compensation as detailed above.

         JAMES W. TERRY, JR. Under his agreement, TSFG is obligated to pay him an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans and certain other typical executive benefits. Mr. Terry's agreement has a rolling term of three years and extends automatically until either party gives written notice to the other, at which point the term is fixed at three years from the date of notice, terminating on the expiration of such term. Mr. Terry may terminate the agreement for Legitimate Executive Reasons. If Mr. Terry terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Terry terminates his employment as a result of clause (i) and there has been a change in control, or clause (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his total annual compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If Mr. Terry terminates his employment as a result of clause (i) of the Legitimate Executive Reasons in absence of a change in control, he is entitled to receive a lump sum amount equal to one times his total annual compensation. If Mr. Terry terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Terry's employment as a result of the Legitimate TSFG Reasons, TSFG's obligations under the agreement cease as of the date of termination, except that if he is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination. If TSFG terminates Mr. Terry without cause and there has been a change of control, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation and benefits. If TSFG terminates him without cause in the absence of a change of control, he will be entitled to receive as severance his compensation and benefits for the remaining term of the agreement. In the event of termination by Mr. Terry for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Terry's employment is terminated by him as a result of clause (i) or by TSFG without cause, then he may not, for a period of three years following such termination of employment, compete against TSFG as described in the agreement. If for any reason Mr. Terry's employment is terminated following a change in control, there will be no limitation on any activity of Mr. Terry.

         MACK I. WHITTLE, JR. Under his agreement, TSFG is obligated to pay him an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans, and certain other typical executive benefits. Mr. Whittle's agreement has a rolling term of ten years and extends automatically until he turns 55, at which point the term is converted into a fixed term of 10 years, expiring on his 65th birthday. Either party may give written notice to the other, at which point the term is fixed at ten years from the date of notice, terminating on the expiration of such term. Mr. Whittle may terminate the agreement for Legitimate Executive Reasons. If Mr. Whittle terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Whittle terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his total annual compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through the termination date of the agreement. If Mr. Whittle terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's compensation, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Whittle for Legitimate TSFG Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. However, if Mr. Whittle is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, but he will not become vested in TSFG share grants or options, nor will he be deemed to be retired or credited with TSFG service for the remaining term of the agreement for purposes of TSFG's benefit plans. If TSFG terminates Mr. Whittle without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. Whittle for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, Mr. Whittle will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Whittle's employment is terminated before a change in control voluntarily by Mr. Whittle as a result of clauses (i) or (iii) of the Legitimate Executive Reasons or by TSFG without cause, then Mr. Whittle may not, for a period of five years following such termination of employment, compete against TSFG as described in the agreement. If the covenant not to compete is triggered, Mr. Whittle will receive, in addition to any other payments, a total of ten times his annual cash compensation. TSFG will also continue to provide certain other benefits for ten years following the commencement of the non-compete period. The amount paid to Mr. Whittle under this covenant not to compete will be grossed up for taxes payable by him. However, if Mr. Whittle terminates his employment for other than a Legitimate Executive Reason or voluntarily under clause (ii) of the Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of his termination date and he may not, for a period of one year following his date of termination, compete against TSFG as described in the agreement and receives no additional compensation as detailed above.


-------------------------------------------
  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
-------------------------------------------

         TSFG has instituted a Supplemental Executive Retirement Plan ("SERP"), which is a non-qualified executive benefit plan in which TSFG agrees to pay the executive additional benefits in the future, usually at retirement, in return for continued satisfactory performance by the executive. TSFG selects the key executives who participate in the SERP. The SERP is an unfunded plan, which means there are no specific assets set aside by TSFG in connection with the plan. The executive has no rights under the agreement beyond those of a general creditor of the bank. TSFG has currently entered into SERP contracts with approximately 12 senior level managers, five of whom are Named Executive Officers. The benefits associated with such persons are as follows:

-------------------------------------- ---------------- -------------- ---------------------- ----------------------
                                                         Retirement           Annual               Duration of
Name                                    Year of Birth        Age        Retirement Benefit     Retirement Benefit
-------------------------------------- ---------------- -------------- ---------------------- ----------------------
Mack I. Whittle, Jr.                        1948             65            $1,135,542               15 years
-------------------------------------- ---------------- -------------- ---------------------- ----------------------
Andrew B. Cheney                            1950             65               299,547               15 years
-------------------------------------- ---------------- -------------- ---------------------- ----------------------
John C. DuBose                              1951             65               485,266               15 years
-------------------------------------- ---------------- -------------- ---------------------- ----------------------
William S. Hummers III                      1945             65               394,301               15 years
-------------------------------------- ---------------- -------------- ---------------------- ----------------------
James W. Terry, Jr.                         1948             65               407,547               15 years
-------------------------------------- ---------------- -------------- ---------------------- ----------------------

   --------------------------------------------------------------------------
                      ITEM NO. 2 - APPROVAL OF AMENDMENT TO
                     AMENDED AND RESTATED STOCK OPTION PLAN
   --------------------------------------------------------------------------

SUMMARY OF PROPOSED AMENDMENT

         We are seeking shareholder approval of an amendment to the Amended and Restated Stock Option Plan (the "Option Plan") which increases the number of shares of TSFG common stock that may be issued thereunder from an aggregate of 3,700,000 to an aggregate of 4,700,000. The Board recommends approval of the proposed amendment because it believes that the Option Plan is an effective component of management compensation. Except as set forth above, the Option Plan would remain unaltered in all material respects.

         There are currently approximately 3,475,000 shares which have been issued pursuant to exercised options or which are subject to outstanding options. Although members of senior management are able to receive options under the Option Plan, the Board of Directors expects that most options granted to senior management will be made under TSFG's Long-Term Incentive Plans. However, the Board believes that it is necessary from time to time to grant options outside of the Long-Term Incentive Plan context (as an inducement upon initial employment, for example) and that this Option Plan meets that need.

MATERIAL FEATURES OF THE OPTION PLAN

         The Option Plan is summarized below. However, this summary is qualified in its entirety by reference to the text of the Option Plan, a copy of which may be obtained, without charge, by written request to The South Financial Group,

104 South Main Street, Greenville, South Carolina 29601, Attention: Angie Merriman.

         ADMINISTRATION AND ELIGIBILITY. The Option Plan generally provides that a committee of the Board (the "Committee") comprised solely of members thereof who are "disinterested persons" within the meaning of Section 16 of the Exchange Act may grant either incentive stock options or nonqualified options to such employees as the Committee has determined to have the greatest impact on TSFG's long-term performance. Non-employee Board members are not eligible to acquire stock under the Option Plan. The Committee is also empowered to administer the Option Plan and to take all such actions as may be necessary thereunder.

         In making any determination as to the employees to whom options shall be granted thereunder and as to the number of shares to be subject thereto, the Committee must take into account the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Committee shall deem relevant to the accomplishment of the purposes of the Option Plan. The Committee may also utilize guidelines set forth in other compensation plans of TSFG, including the Long-Term Incentive Plan, in determining any matters related to the grant of options under the Option Plan. The stock option awards are generally but not exclusively made to officers (including nonexecutive officers) of TSFG. For 2003 performance, 496 persons received options under the Option Plan.

         EXERCISE AND DURATION OF OPTIONS. The exercise price of such options is equal to the fair market value per share (as defined in the Option Plan) of TSFG common stock on the date the option is granted. Unless the Committee expressly states otherwise, options are exercisable on a cumulative basis for 20% of the shares covered thereby on each of the first five anniversaries of the grant thereof. Option periods are generally ten years from the date of grant, except that options may not be exercised after 90 days following an optionee's termination of employment (except in certain instances involving death, disability, voluntary retirement, or if the Committee expressly states otherwise, at the time of grant). Subject to certain limited exceptions, options granted under the Option Plan may generally be exercised, if otherwise timely, within three months after retirement resulting from disability or retirement for any reason after age 60. Subject to certain exceptions in cases of disability or death (where options become fully exercisable), the option may not be exercised for more than the number of shares, if any, as to which it was exercisable by the optionee immediately before such retirement. In general, if an optionee dies while employed by TSFG or within three months after retirement, such option may be exercised to the extent that the optionee would have been entitled to do so at the date of his death by the legatees or personal representatives within one year of the optionee's death.

         In the event that TSFG experiences a "change in control," the expiration date and the dates on which any part of the option is exercisable for all of the shares covered thereby may be accelerated. A "change in control" is generally deemed to occur as a result of any of the following transactions: (i) the shareholders of TSFG immediately prior to such event hold less than 50% of the outstanding voting securities of TSFG or its survivor or successor after such event, (ii) persons holding less than 20% of TSFG's stock immediately prior to such event own more than 50% of the outstanding voting securities of TSFG or its survivor or successor after such event, or (iii) persons constituting a majority of the Board were not directors for at least the 24 preceding months.

         ASSIGNABILITY. Options granted under the Option Plan are assignable only in limited instances in accordance with applicable law.

         AMENDMENT. The Committee may modify and amend the Option Plan subject to any shareholder approval required by applicable law, TSFG's articles of incorporation, or the Bylaws of the NASD.

         EFFECTIVE DATE. The original effective date of the Option Plan was the date of its adoption by the Board in 1986. The effective date of the amendment to the Option Plan is February 18, 2004, assuming shareholder approval is received at the Annual Meeting. If such approval is not received, the Option Plan will continue in effect, unchanged by the proposed amendment.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options. The laws governing the tax aspects of awards are highly technical, and such laws are subject to change.

         NON-INCENTIVE STOCK OPTIONS. The grant of a non-incentive stock option will not by itself result in taxable income to the participant; however, upon exercise of the option, a participant will be deemed to have received ordinary income in an amount equal to the excess of (a) the value of the shares received upon exercise of the option over (b) the purchase price of the shares received upon exercise of the option. Subject to certain exceptions relating to "cashless/same day sale" exercises, the value of the shares received upon exercise of the option will be the fair market value of the shares on the date of exercise of the option. Generally, TSFG does not receive a deduction at the time of grant, but receives a deduction for the amount the participant reports as ordinary income arising from the exercise of the option.

         INCENTIVE STOCK OPTIONS. TSFG is not allowed a deduction at any time in connection with, and the participant is not taxed upon either the grant or the exercise of, an incentive stock option. The difference between the exercise price of the option and the market value of the shares of common stock at the date of exercise, however, constitutes a tax preference item for the participant in the year of exercise for alternative minimum tax purposes. Among other requirements, the stock acquired by the participant must be held for at least two years after the option is granted and for at least one year after the option is exercised for the option to qualify as an incentive stock option. If the participant satisfies these holding period requirements, the participant will be taxed only upon any gain realized upon disposition of the stock. The participant's gain will be equal to the difference between the sales price of the stock and the exercise price. If the participant disposes of the shares of stock acquired pursuant to the exercise of an option before meeting the requirements for treatment as an incentive stock option, the participant recognizes ordinary income in the taxable year of the disposition equal to the excess of (i) the lower of the fair market value at date of exercise or such value at the time of disposition over (ii) the exercise price, and TSFG receives a deduction in an equal amount.

STOCK OPTION PLAN DATA

         It is impossible at the present time to indicate specifically the names of persons to whom future options will be granted, or the aggregate number of shares, within the limitations of the Option Plan. Please refer to the information above under the caption "New Plan Benefits Table" for information regarding the issuance of options under the Option Plan during the 2003 year.

VOTE REQUIRED

         Approval of the amendment to the Amended and Restated Option Plan by holders of a majority of the total votes cast on the proposal. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION PLAN.

   --------------------------------------------------------------------------
                   ITEM NO. 3 - APPROVAL OF CERTAIN AMENDMENTS
                     TO TSFG'S 2004 LONG-TERM INCENTIVE PLAN
   --------------------------------------------------------------------------

SUMMARY OF PROPOSED AMENDMENTS

         We are seeking shareholder approval for two amendments to our 2004 Long-Term Incentive Plan (the "2004 LTIP"):

                  (1) to increase the total number of restricted shares that may be issued under the 2004 LTIP from 600,000 to 1,200,000 (although the maximum shares subject to awards under the 2004 LTIP would not increase from the 2,000,000 currently authorized); and
                  (2) to increase the maximum amount of restricted shares that may be granted to any participant from 25,000 shares to 250,000 shares.

REASONS FOR AMENDMENTS

         We are seeking approval for the amendments referenced above because of the Compensation Committee's determination that restricted stock will play a more important role than was initially contemplated at the time of adoption of the 2004 LTIP. This is consistent with recent public company trends of greater utilization of restricted stock instead of stock options as a form of incentive compensation.

MATERIAL FEATURES OF THE 2004 LTIP

         The following description of the material terms of the 2004 LTIP is qualified in its entirety by reference to the terms of the 2004 LTIP, a copy of which has been included in TSFG's filings with the SEC and may be obtained from TSFG by writing to Investor Relations, 104 South Main Street, Greenville, SC 29601.

         PURPOSE AND ELIGIBLE INDIVIDUALS. The purpose of the 2004 LTIP is to give TSFG a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to provide TSFG and its subsidiaries and affiliates with a stock plan providing incentives directly linked to the profitability of TSFG's businesses and increases in TSFG'S shareholder value. Directors, officers, employees and consultants of, and prospective employees and consultants of, TSFG and its subsidiaries and affiliates are eligible to participate in the 2004 LTIP. As of March 1, 2004, there were (approximately) 56 persons eligible to participate in the 2004 LTIP.

         ADMINISTRATION. The 2004 LTIP is administered by the Compensation Committee of the Board, except with respect to grants to non-employee Directors, which will be administered by the Nominating Committee. The Committee administering the plan will be referred to in this description as the "Committee". The Committee is authorized to delegate certain administrative responsibilities to individuals selected by it in its discretion. The Committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the 2004 LTIP. Each grant under the 2004 LTIP will be confirmed by and subject to the terms of an award agreement.

         AUTHORIZED SHARES. The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2004 LTIP is 2,000,000. No participant may be granted awards covering in excess of 100,000 shares of common stock in any calendar year. Shares subject to an award under the 2004 LTIP shall be TSFG's authorized and unissued shares. Currently, no more than 600,000 shares of restricted stock may be issued during the term of the 2004 LTIP. However, TSFG proposes to amend this provision to increase the number of shares of restricted stock that may be issued to 1,200,000.

         If any award is forfeited, or if any option (or SAR, if any) terminates, expires or lapses without being exercised, or if any SAR is exercised for cash, shares of common stock subject to such awards will again be available for distribution in connection with awards under the 2004 LTIP. If the option price of any option or the strike price of any freestanding SAR is satisfied by delivering shares of common stock to TSFG (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant net of the shares of common stock delivered to TSFG or attested to will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the 2004 LTIP. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2004 LTIP. The maximum number of shares of common stock that may be issued pursuant to options intended to be incentive stock options is 1,400,000 shares.

         In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, reorganizations, liquidations, reorganizations, or other distributions of stock or property of TSFG (including an extraordinary stock or cash dividend), the Committee or the Board may make adjustments in the aggregate number and kind of shares reserved for issuance under the 2004 LTIP, in the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and option price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the 2004 LTIP, and any other equitable substitutions or adjustments that Committee or the Board determine to be appropriate in their sole discretion.

         STOCK OPTIONS. Stock options may be granted alone or in addition to other awards. Stock options may be "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the Committee and specified in the option agreement setting forth the terms and provisions of the options. The term of each stock option will be fixed by the Committee but no incentive stock option may be exercised more than 10 years after the date it is granted. The exercise price per share of common stock purchasable under a stock option will be determined by the Committee but, except in the case of stock options granted in lieu of foregone compensation, may not be less than the fair market value of the common stock on the date of grant. Options granted under the 2004 LTIP cannot be repriced without shareholder approval.

         Except as otherwise provided in the 2004 LTIP, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee, and the Committee may at any time accelerate the exercisability of a stock option. A participant exercising an option may pay the exercise price in cash or, if approved by the Committee, with previously acquired shares of common stock or a combination of cash and stock. The Committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer, to the extent permitted by applicable law, or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price. The 2004 LTIP contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of options held by optionees whose employment with TSFG terminates by reason of death, disability, retirement, or otherwise. The 2004 LTIP provides that the Committee may establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted separately or in tandem with all or part of any stock option granted under the 2004 LTIP. A stock appreciation right granted separately from any stock option under the 2004 LTIP is called a freestanding SAR. A stock appreciation right granted in tandem with a stock option under the 2004 LTIP is called a tandem SAR. A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem SAR may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the tandem SAR is exercised.

         A freestanding SAR may have a term of up to ten years. Except in the case of freestanding SARs granted in lieu of compensation, the strike price cannot be lower than the fair market value of the stock on the grant date. The strike price cannot be repriced without shareholder approval. The Committee can determine exercisability restrictions on freestanding SARs at the time of grant. Upon exercise, a freestanding SAR permits the holder to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the strike price, multiplied by the number of shares with respect to which the freestanding SAR is exercised. The 2004 LTIP contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of freestanding SARs held by an individual whose employment with TSFG terminates by reason of death, disability, retirement or otherwise. The Committee may also establish procedures permitting the holder of a freestanding SAR to defer to a later time the receipt of shares issuable upon the exercise of a freestanding SAR and/or to receive cash at such later time in lieu of the deferred shares.

         RESTRICTED STOCK. The 2004 LTIP authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied.

         If the grant is intended to be a "qualified performance based award," these goals must be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels. These goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management's discussion and analysis within TSFG's annual report.

         A "qualified performance-based award" is a grant of restricted stock or performance units designated as such by the Committee at the time of grant based upon a determination that (1) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which TSFG would expect to be able to claim a tax deduction with respect to such performance unit awards, and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The Committee will specify the performance goals to which any "qualified performance-based award" will be subject. No more than 25,000 shares of common stock may be subject to "qualified performance-based awards" granted to any participant in any fiscal year.

         The provisions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by TSFG. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

         PERFORMANCE UNITS. Performance units may be granted either alone or in addition to other awards granted under the 2004 LTIP. Performance units may be performance-based stock awards or performance-based cash awards. Performance units may be granted subject to the attainment of performance goals and/or the continued service of the participant. As noted above, performance units can be "qualified performance-based awards." At the conclusion of the award cycle, the Committee will evaluate the degree to which any applicable performance goals have been achieved and the performance amounts earned, and will cause to be delivered the amount earned in either cash or shares, at the election of the Committee.

         Except to the extent otherwise provided in the applicable Performance unit agreement or the 2004 LTIP, all rights to receive cash or stock in settlement of Performance units will be forfeited upon a participant's termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the Committee, in its discretion, waives any or all remaining payment limitations with respect to such participant's performance units. However, the Committee may not waive the satisfaction of the applicable performance goals in the case of performance units that are "qualified performance-based awards" unless the participant's employment is terminated by reason of death or disability or is terminated by TSFG without cause or by the participant for good reason.

         OTHER STOCK-BASED AWARDS. Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including

(without limitation) dividend equivalents and convertible debentures, may also be granted under the 2004 LTIP, either alone or in conjunction with other awards.

         TRANSFERABILITY OF AWARDS AND REPRICING POLICY. Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, nonqualified stock options and stock appreciation rights may be transferred as expressly permitted by the Committee, including to members of the holder's immediate family. The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary. Options and stock appreciation rights granted under the 2004 LTIP cannot be repriced without shareholder approval.

         CHANGE IN CONTROL. Unless provided otherwise by the Committee, in the event of a change in control (as defined in the 2004 LTIP), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested, any restrictions on shares of restricted stock will lapse, and performance units will be deemed earned and payable in full in cash. In addition, unless otherwise determined by the Committee, if a stock option or stock appreciation right holder's employment is terminated by TSFG other than for cause, death or disability or if such holder voluntarily resigns for good reason during the two-year period following a change in control, such holder may exercise the option or stock appreciation right until at least the first anniversary of such termination, unless the term of the option expires first.

         If the Committee so provides, in the event of a change in control, a holder of a nonqualified stock option or a freestanding stock appreciation right may have the right, for 60 days after the change in control, to surrender all or part of the stock option or stock appreciation right and receive cash for the excess of (A) the greater of (i) the fair market value of a share of common stock at the time of surrender or (ii) the highest trading price of a share of common stock during the 60-day period preceding the change in control (or, under some circumstances, the value of the consideration for each share of common stock paid in the change of control, if higher) over (B) the exercise price of the stock option or strike price of the stock appreciation right, whichever is applicable.

         EFFECTIVENESS, AMENDMENTS AND TERMINATION. The 2004 LTIP will be effective as of the time it is approved by a majority of the votes cast by TSFG's shareholders with respect to its approval. The Board of Directors may at any time amend, alter, or discontinue the 2004 LTIP but may not impair the rights of a holder of outstanding awards without the holder's consent except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of TSFG's shareholders to the extent such approval is required by applicable law or stock exchange rules. The Committee may amend the terms of any outstanding stock option or other award but no such amendment may cause a "qualified performance-based award" to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder's consent except an amendment made to cause the 2004 LTIP or award to comply with applicable law, stock exchange rules or accounting rules. The Committee's authority to amend any award is subject to the condition that the Committee may not cause any such award to cease to qualify as a "qualified performance-based award."

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the federal income tax rules relevant to participants in the 2004 LTIP who receive options, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different. Stock options granted under the 2004 LTIP may be either nonqualified options or incentive options for federal income tax purposes.

         NONQUALIFIED OPTIONS. Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. TSFG will generally be entitled to a deduction equal to such ordinary income at the time that the employee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. TSFG will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option's exercise may be used to offset capital gains.

         INCENTIVE STOCK OPTIONS. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock's fair market value at the time of exercise over the exercise price will be included in the optionee's alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

         In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by TSFG continuously from the time of the option's grant until three months before the option's exercise and the optionee must not sell the shares until more than one year after the option's exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. TSFG will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, TSFG will be allowed a deduction corresponding to the optionee's ordinary income.

         WITHHOLDING TAXES. Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, TSFG may require the optionee to pay the amount required to be withheld by TSFG before delivering to the individual any shares or other payment to be received under the 2004 LTIP. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.

2004 LTIP DATA

         It is impossible at the present time to indicate specifically the names of persons to whom future restricted stock awards or options will be granted, or the aggregate number of shares, within the limitations of the 2004 LTIP. Please refer to the information above under the caption "New Plan Benefits Table" for information regarding the issuance of awards under the 2004 LTIP during the 2003 year.

VOTE REQUIRED

         These amendments to the 2004 LTIP requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to its approval. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 LTIP.

   -------------------------------------------------------------------------
                   ITEM NO. 4 - INCREASE IN TSFG'S AUTHORIZED
                           COMMON STOCK TO 200 MILLION
    -------------------------------------------------------------------------

INTRODUCTION

         We are seeking shareholder approval to increase TSFG's authorized common stock from 100 million to 200 million shares. At the Record Date, there were 59,534,491 shares of TSFG common stock outstanding. In addition, approximately 4.3 million shares are the subject of outstanding options, unvested restricted stock grants and other outstanding obligations to issue shares in the future. TSFG expects to issue approximately 5.2 million shares of TSFG common stock to the shareholders of CNB Florida Bancshares, Inc., which is being acquired by TSFG in a pending acquisition. TSFG also expects to continue issuing shares in connection with its director and employee compensation plans, its Dividend Reinvestment Plan, its Employee Stock Purchase Plan.

         If approved, the increased number of authorized shares of TSFG common stock will be available for issuance from time to time for such purposes and consideration as the Board may approve. No further vote of the shareholders of TSFG will be required, except as provided under South Carolina law or the rules of the National Association of Securities Dealers. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford TSFG the means of raising additional capital. It will also facilitate acquisitions that TSFG may seek to acquire using TSFG common stock rather than cash.

         The additional shares of TSFG common stock for which authorization is sought would be identical to the shares of TSFG common stock currently authorized. Holders of TSFG common stock do not have preemptive rights to subscribe to additional shares of TSFG common stock which may be issued by TSFG. If the proposal is approved, an amendment to TSFG's Articles of Incorporation providing for this increase will be filed with the South Carolina Secretary of State.

         The Board has no present intention of issuing any additional shares of TSFG common stock, other than as described above. No executive officer or Director of TSFG has any financial or other personal interest in this proposal.

         To increase the number of authorized shares of TSFG common stock, TSFG must amend the first sentence of paragraph (5) of its Articles of Incorporation to read as follows: "The Corporation is authorized to issue a single class of common shares, $1.00 par value per share and the total number of such shares authorized is two hundred million (200,000,000)."

         If this proposal is approved by the shareholders, it will become effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the state of South Carolina.

VOTE REQUIRED

         The adoption of this proposed amendment authorizing additional shares of TSFG common stock requires the affirmative vote of holders of two-thirds of the TSFG common stock outstanding on the Record Date. Abstentions and broker non-votes will count as votes against the proposal.


RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCREASE IN TSFG'S AUTHORIZED TSFG COMMON STOCK TO 200 MILLION SHARES.

    ------------------------------------------------------------------------
           ITEM NO. 5 - APPROVAL OF TSFG'S DIRECTORS STOCK OPTION PLAN
    ------------------------------------------------------------------------

SUMMARY OF PROPOSED AMENDMENTS

         We are seeking shareholder approval of the Amended and Restated Directors Stock Option Plan (the "Restated Directors Plan"). The Restated Directors Plan amends and restates TSFG's existing Amended and Restated Directors Stock Option Plan (as unamended, the "Existing Plan") and provides for the grant of stock options to non-employee members of the TSFG's Board of Directors and corporate and advisory board members of TSFG's subsidiaries (such persons being referred to in this Item 5 as "Board members"). The Existing Plan currently provides that a maximum of 500,000 shares of common stock is reserved for issuance. The Restated Directors Plan increases that number to 650,000. If approved by shareholders, the Restated Directors Plan will be effective as of February 18, 2004.

         The Board of Directors believes that the amendments included in the Restated Directors Plan provide needed flexibility in administering a typical directors' stock option program. In particular, the Board of Directors believes that it is appropriate to clarify that the Existing Plan allows Option grants under circumstances in addition to the single annual grant that is currently referenced. In addition, the Board believes that it is appropriate to clarify that Options may be granted to subsidiary and advisory board members. There is no present intention to issue Options to advisory board members under any established program. However, TSFG's Board of Directors wants the flexibility to do so, particularly for short periods of times following acquisitions.

PURPOSE OF THE RESTATED DIRECTORS PLAN

         The Restated Directors Plan is intended to advance the interests of TSFG and its shareholders in attracting, retaining and rewarding non-employee Board members by creating an additional incentive for such Board members to contribute to the growth and profitability of TSFG. Shareholder approval of the Restated Directors Plan is being requested at this Annual Meeting. If such shareholder approval is not received, TSFG's Existing Plan will remain in effect unamended.

MATERIAL FEATURES OF THE RESTATED DIRECTORS PLAN

         The following paragraphs provide a summary of the principal features of the Restated Directors Plan. The Restated Directors Plan is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B.

         GENERAL. The Restated Directors Plan provides for the granting of nonstatutory stock options ("Options") to non-employee Board members. A maximum of 500,000 shares of TSFG common stock is reserved for issuance under the Restated Directors Plan (not including the increase in authorized options being sought at this Annual Meeting). The share reserve of the Restated Directors Plan consists of the following:

o 384,039 shares which are subject to Options issued under the Existing Plan and outstanding on February 18, 2004 (the date on which the Restated Directors Plan was approved by TSFG's Board of Directors),
o 64,284 shares which have been issued prior to February 18, 2004 pursuant to the exercise of previously outstanding Options issued under the Existing Plan; and
o    51,677 shares which are not subject to outstanding Options.

         ADMINISTRATION OF THE RESTATED DIRECTORS PLAN. The Restated Directors Plan is administered by TSFG's Board of Directors. Subject to the terms of the Restated Directors Plan, TSFG's Board of Directors has the discretion to determine which eligible persons will be granted Options, the size and types of such Options, and the terms and conditions of such Options. All decisions and interpretations by TSFG's Board of Directors are final and binding on all participants.

         ELIGIBILITY. Only non-employee Board members are eligible to receive Options under the Restated Directors Plan. As of March 1, 2004, there were 13 non-employee members of TSFG's Board of Directors, and approximately 292 non-employee subsidiary and advisory board members of TSFG's subsidiaries. There is no present intention to issue Options to advisory board members under any establish program. However, TSFG's Board of Directors wants the flexibility to do so, particularly for short periods of times following acquisitions.

         OPTIONS. Options granted under the Restated Directors Plan will be nonstatutory stock options, which do not qualify for treatment as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Aspects" below. The number of shares covered by each option will be determined by the Board. As described above under the heading "Director Compensation", the Board has established guidelines for annual grants to non-employee TSFG directors, which the Board intends to continue to follow in connection with the Restated Directors Plan.

         The exercise price per share for each option will be 100% of the fair market value per share of TSFG common stock on the date of grant. The exercise price must be paid in full at the time of exercise in cash, by check, the tender of shares of TSFG common stock that are already owned by the participant, or by any combination of the foregoing.

         Options become exercisable at the times and on the terms established by the Board. Options expire at the times established by the Board but not later than 10 years after the date of grant. A vested option generally will remain exercisable for 90 days following the participant's termination of service, unless such termination results from the participant's death or disability, in which case the option generally will remain exercisable for 6 months following termination, provided that in no case may an option be exercised after its expiration date. In addition, if the participant's service terminates due to death, there is generally an additional year of vesting credit given.

         TSFG's Board of Directors may offer to buy out an option in cash or shares of TSFG common stock, based on terms established at the time of such offer.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that TSFG common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration by us, appropriate adjustments will be made in the number and class of shares of stock subject to the Restated Directors Plan, the number and class of shares of stock subject to any Option outstanding under the Restated Directors Plan, and the exercise price of any such outstanding Option. In the event of a liquidation or dissolution of TSFG, any unexercised Options will terminate. The Board may, in its discretion, provide that each participant will have the right to exercise all of the participant's Options, including those not otherwise exercisable, until the date 10 days prior to the consummation of the liquidation or dissolution. In the event of a merger or sale of substantially all of the assets of TSFG, each outstanding Option will be assumed or an equivalent Option will be substituted by the successor corporation. If the successor corporation refuses to assume the Options or to substitute equivalent Options, such Options will become 100% vested. In such event, the Board will notify the participant that each Option subject to exercise is fully exercisable for 15 days from the date of such notice and that the Option terminates upon expiration of such period.

         AMENDMENT AND TERMINATION OF THE RESTATED DIRECTORS PLAN. The Restated Directors Plan will continue in effect until the first to occur of (i) its termination by TSFG's Board of Directors, or (ii) the date on which all shares available for issuance under the Restated Directors Plan have been issued and all restrictions on such shares have lapsed. Options outstanding at the time of termination of the Restated Directors Plan will remain in effect according to their terms. The Board may amend, alter, suspend or terminate the Restated Directors Plan, or any part thereof, at any time and for any reason; provided, however, that the Board may not amend the Restated Directors Plan without obtaining shareholder approval to the extent necessary to comply with any applicable rule or statute. No such action by the Board or shareholders may impair any Option previously granted under the Restated Directors Plan without the written consent of the participant.

         TRANSFERABILITY OF OPTIONS. Except as determined by the Board in its sole discretion, Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES

         Nonstatutory stock options do not qualify for treatment as incentive stock options under Section 422 of the Code. A recipient of a nonstatutory stock option will not have taxable income upon the grant of the option. Upon the exercise of a nonstatutory stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Upon the sale of shares acquired upon exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as a capital gain or loss. Such capital gain or loss will be long-term or short-term depending on whether the shares were held for more than one year. TSFG will be entitled to a tax deduction in connection with an Option under the Restated Directors Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income.

         The foregoing discussion is only intended to be a general summary of the United States federal income tax aspects of Options granted under the Restated Directors Plan, and an individual's tax consequences may vary depending on his or her particular circumstances. In addition, no information is given with respect to state or local taxes that may be applicable.

OPTIONS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

         No Options will be granted under the Restated Directors Plan until it is approved by the shareholders. Although the Restated Directors Plan does not provide for automatic option grants to non-employee directors, pursuant to the guidelines established by the Board, TSFG expects to issue options to purchase 1,000 shares to each of the non-employee board members of TSFG and its two bank subsidiaries (currently totaling 31 persons).

DIRECTORS STOCK OPTION PLAN DATA

         Information regarding the options that will be awarded in the future is set forth above under the caption "New Plan Benefits Table."

VOTE REQUIRED

         The Restated Directors Plan requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to its approval. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE RESTATED DIRECTORS PLAN.

       -------------------------------------------------------------------
                   ITEM NO. 6 - APPROVAL OF CERTAIN AMENDMENTS
                     TO TSFG'S EMPLOYEE STOCK PURCHASE PLAN
       -------------------------------------------------------------------

INTRODUCTION

         We are seeking approval of an amendment to TSFG's Employee Stock Purchase Plan (the "ESPP") to extend the term of the ESPP from May 1, 2004 to

May 1, 2014. The ESPP provides employees of TSFG and its subsidiaries with the opportunity to acquire TSFG common stock through a payroll deduction plan. Except as set forth above, the ESPP would remain unaltered in all material respects.

         The ESPP was originally adopted by our board of directors and approved by our shareholders in 1994. The amendments for which approval is being sought were approved by our board of directors on February 18, 2004, subject to shareholder approval.

REASONS FOR APPROVAL

         The Board recommends approval of the proposed amendments because they are necessary to continue the operation of the ESPP. Through the Record Date, a total of 109,727 shares have been issued through the ESPP. The Board believes that the ESPP furthers TSFG's goal of employee stock ownership in TSFG. TSFG also believes that the equity ownership by employees will serve as a significant incentive to Company employees to improve the long-term performance of TSFG, thereby improving the long-term return to all of TSFG's shareholders. Accordingly, the Board believes that the proposed amendment is in the best interests of TSFG and its shareholders.

MATERIAL FEATURES OF THE EMPLOYEE STOCK PURCHASE PLAN

         The following is a summary of the principal terms of the amended ESPP. Please note that the following description is qualified in its entirety by the full text of the amended ESPP. The full text of the ESPP has been filed as an exhibit to the copy of this Proxy Statement filed electronically with the SEC and can be reviewed at http://www.sec.gov. A copy of the ESPP document may also be obtained without charge by written request to Investor Relations Department, The South Financial Group, Inc., 102 South Main Street, Greenville, SC 29601.

         ELIGIBILITY. In general, employees of TSFG and any subsidiary who work 20 hours or more per week for more than five months per calendar year and who have completed one year of continuous service with TSFG or a subsidiary are eligible to participate. However, executive officers who are reporting persons under Section 16 of the Exchange Act and persons who beneficially own more than 5% of TSFG's common stock may not participate. As of the date hereof, approximately 1,426 employees are eligible to participate in the Employee Stock Purchase Plan. None of the executive officers set forth in the Summary Compensation Table above are eligible to participate in the Employee Stock Purchase Plan.

         AMOUNTS WITHHELD. Under the terms of the Employee Stock Purchase Plan, an eligible employee may authorize TSFG to withhold up to 10% of his or her base compensation (up to a maximum of $25,000 per year) to be used to purchase TSFG common stock. These payroll deductions will be accumulated for quarterly periods and used to purchase TSFG common stock on quarterly purchase dates as set forth in the Employee Stock Purchase Plan. TSFG common stock purchased pursuant to the ESPP is acquired from TSFG's authorized but unissued common stock or from shares of TSFG common stock acquired in the market. Plan participants are subject to certain limitations when increasing the amount of their payroll deductions.

         OPERATION OF THE ESPP. The ESPP generally operates in successive quarterly periods ("Quarterly Purchase Periods") commencing on February 1, May 1, August 1 and November 1. A participant must designate in the election the percentage of compensation to be withheld from his or her pay during a Quarterly Purchase Period and credited to a bookkeeping account maintained under the ESPP in his or her name on our books. The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant's ESPP account balance as of the last day of a Quarterly Purchase Period by the "Purchase Price", which is 95% of the TSFG common stock's "fair market value" on the date of purchase. Fair market value is defined as the high and low sale prices of the TSFG common stock on the Nasdaq National Market on the five business days preceding the date in question.

         A participant may elect to terminate his or her contributions to the ESPP during a Quarterly Purchase Period at any time prior to the Exercise Date. A participant's participation in the ESPP will also terminate prior to the applicable Exercise Date upon termination of employment by us for any reason, or in the event that he or she is no longer an eligible employee.

         If a participant's ESPP participation terminates during a Quarterly Purchase Period, his account balance is frozen and used to purchase shares on the Exercise Date. Once termination occurs within a Quarterly Purchase Period, participation cannot be reinitiated until a subsequent Quarterly Purchase Period. A participant's termination from participation will not have any effect upon his ability to participate in any succeeding Quarterly Purchase Period, provided that the applicable eligibility and participation requirements are again then met.

         SHARES AUTHORIZED FOR SALE. The total number of shares which may be issued under the ESPP is currently limited to 330,750, of which 109,727 shares have been issued.

         ADMINISTRATION. The ESPP is administered by a committee comprised of non-employee Board members appointed from time to time by the Board (the "Plan Administrators"). The ESPP Administrators have full authority to administer the Employee Stock Purchase Plan, including, without limitation, authority to interpret and construe provisions of the ESPP and to adopt such rules and regulations for the ESPP as they deem necessary. The Board may, in certain instances and subject to applicable law, amend the Employee Stock Purchase Plan. However, no material amendments may be made without requisite shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

         The current federal income tax consequences of the ESPP are summarized in the following general discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

         The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the participant and for which we or one of our subsidiaries are generally entitled to a tax deduction). Generally, no taxable income is recognized by a participant either as of the first day of each quarterly purchase period (the "Grant Date") or as of the last day of the quarterly purchase period (the "Quarterly Purchase Date") in which the stock is purchased. A participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If the shares are held by the participant with respect to an option granted under the ESPP for a period of two years or more from the Grant Date and for at least one year from the Quarterly Purchase Date (the "Required Holding Period"), and are sold at a price in excess of the purchase price paid by the participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date exceeded the purchase price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price. Any portion of the gain not taxed as ordinary income will be treated as long-term capital gain. If the shares are held for the Required Holding Period and are sold at a price less than the purchase price paid by the participant for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. TSFG will not be entitled to any deduction for federal income tax purposes for shares held for the Required Holding Period that are subsequently sold by the participant, whether at a gain or loss.

         If a participant disposes of shares within the Required Holding Period (a "Disqualifying Disposition"), the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the participant for the shares and the fair market value of the shares on the Quarterly Purchase Date, and we will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a participant makes a Disqualifying Disposition at a price in excess of the purchase price paid by the participant for the shares, the participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Quarterly Purchase Date. Alternatively, if a participant makes a Disqualifying Disposition at a price less than the fair market value of the shares on the Quarterly Purchase Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Quarterly Purchase Date and the selling price of the shares. TSFG will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a participant who makes a Disqualifying Disposition.

ESPP DATA

         The benefits that will be received by or allocated to eligible employees under the ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. Please refer to the information above under the caption "New Plan Benefits Table" for information regarding purchases of shares under the ESPP during the 2003 year. If the proposed amendments to the ESPP had been in effect for our fiscal year ended December 31, 2003, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different than the numbers of shares set forth in the New Plan Benefits Table referenced above.

VOTE REQUIRED

         This amendment to the ESPP requires the approval of holders of a majority of TSFG's outstanding common stock. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.



       -------------------------------------------------------------------
           ITEM NO. 7 - RATIFICATION OF KPMG LLP AS AUDITORS FOR 2004
       -------------------------------------------------------------------

         The Board of Directors recommends the ratification of the appointment of KPMG LLP, independent certified public accountants, as auditors for TSFG and its subsidiaries for fiscal year 2004 and to audit and report to the shareholders upon the financial statements of TSFG as of and for the period ending December 31, 2004. KPMG LLP currently serves as TSFG's independent auditors and was engaged by TSFG pursuant to approval by the Board of Directors, as principal accountants for TSFG starting with the 1995 fiscal year.

         Representatives of KPMG LLP will be present at the Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with TSFG except in the firm's capacity as auditors or as advisors. The appointment of auditors is approved annually by the Board of Directors and, commencing with fiscal year 2002, subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.

         Ratification requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to this matter. Abstentions and broker non-votes will have no effect upon the vote on this matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.


              ----------------------------------------------------
                           RELATED PARTY TRANSACTIONS
              ----------------------------------------------------

         TSFG's Directors and officers and their associates have had, and TSFG expects them to have in the future, banking transactions in the ordinary course of business with TSFG's banking subsidiaries. These transactions are on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated third parties. Such loans have not involved more than normal risks of collectibility nor have they presented any other unfavorable features. The aggregate dollar amount of these loans was approximately $20.3 million at December 31, 2003. During 2003, new loans of approximately $18.3 million were made, and repayments of principal totaled approximately $19.3 million.

       -------------------------------------------------------------------
              MISCELLANEOUS MATTERS RELATING TO THE ANNUAL MEETING
       -------------------------------------------------------------------

--------------------------------------------------------------
HOUSEHOLDING OF PROXY STATEMENT, FORM 10-K AND ANNUAL REPORT
--------------------------------------------------------------

         Our stock transfer agent and a number of brokers with accountholders who are owners of TSFG common stock will be "householding" our proxy materials. This means that only one copy of this Proxy Statement, the 2003 Annual Report to Shareholders and the Annual Report on Form 10-K may have been sent to you and the other TSFG shareholders who share your address. Householding is designed to reduce the volume of duplicate information that shareholders receive and reduce TSFG's printing and mailing expenses.

         If your household has received only one copy of these materials, and you would prefer to receive separate copies of these documents, either now or in the future, please call our transfer agent (Registrar and Transfer Company) at 800-368-5948 or e-mail them at info@rtco.com. They will deliver separate copies promptly. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please contact Registrar and Transfer Company in the same manner.

----------------------------
EXPENSES OF SOLICITATION
----------------------------

         TSFG will bear the cost associated with this solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. However, TSFG has also engaged the firm of Georgeson Shareholder Communications, Inc. ("Georgeson") as proxy solicitors to assist TSFG in this proxy solicitation. Georgeson employees may contact shareholders by mail, by telephone or through personal solicitation. TSFG expects to pay Georgeson approximately $____ plus expense reimbursements, in connection with such services. Proxies may also be solicited by telephone or through personal solicitation conducted by regular TSFG employees. Employees will be reimbursed for the actual out-of-pocket expenses incurred in connection with such solicitation. Banks, brokers and other custodians are requested to forward these Proxy Materials to their customers where appropriate, and TSFG will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses incurred in sending these Proxy Materials to beneficial owners of the shares.

----------------------------
PROPOSALS BY SHAREHOLDERS
----------------------------

         A shareholder who wishes to either (1) present a proposal for inclusion in the proxy materials relating to TSFG's Annual Meeting of Shareholders to be held in 2005 or (2) propose one or more director nominees for consideration by the Nominating and Corporate Governance Committee, should submit his or her proposals on or before November 18, 2004, to the Secretary of The South Financial Group, 102 S. Main Street, Greenville, South Carolina 29601. After that date, a proposal will not be considered timely. Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the Bylaw requirements described below.

         The Bylaws of TSFG require timely advance written notice of shareholder nominations of Director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of Director nominations by shareholders, the Bylaws require that a shareholder's notice be delivered to the principal executive offices of TSFG during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which Directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the Board of Directors. In the case of other proposals by shareholders at an annual meeting, the Bylaws require that advance written notice be delivered to TSFG's Secretary (at the address indicated above). To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of TSFG between the 60th and 90th days prior to the first anniversary of the preceding year's annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by TSFG. A copy of the Bylaws is available upon request to the Secretary of TSFG at the address indicated above.

       -------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
       -------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires TSFG's Directors, executive officers and 10% shareholders to file reports of holdings and transactions in TSFG common stock with the Securities and Exchange Commission. Based on a review of Section 16(a) reports received by TSFG and written representations from its Directors and executive officers, TSFG believes that all of its executive officers, Directors and 10% shareholders have made all filings required under
Section 16(a) for 2003 in a timely manner.

            --------------------------------------------------------
                              FINANCIAL INFORMATION
            --------------------------------------------------------

         TSFG'S 2003 ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 (WITHOUT EXHIBITS) ARE ENCLOSED. ADDITIONAL COPIES MAY BE OBTAINED UPON REQUEST FROM THE SOUTH FINANCIAL GROUP, POST OFFICE BOX 1029, GREENVILLE, SOUTH CAROLINA 29602, ATTENTION: INVESTOR RELATIONS DEPARTMENT. COPIES MAY ALSO BE OBTAINED ONLINE AT HTTP://WWW.THESOUTHGROUP.COM.


March 17, 2004                   By order of the Board of Directors,




                                 William P. Crawford, Jr.
                                 Executive Vice President,
                                 General Counsel and Secretary

                         CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE SOUTH FINANCIAL GROUP, INC.


PURPOSE

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of The South Financial Group, Inc. (the "Company"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through:
o overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;
o monitoring the independence and performance of the Company's outside auditors; and
o providing an avenue of communication among the outside auditors, management and the Board.

COMPOSITION
         1. The Committee shall have at least three (3) members at all times, each of whom must be independent of management, as well the Company and each of its affiliates. A member of the Committee shall be considered independent if:
                  (a) in the sole discretion of the Board, it is determined that he or she has no relationship that may interfere with the exercise of his or her independent judgment; and
                  (b) he or she meets the Nasdaq rules regarding independence of audit committee members.
         2. If any member of the Committee enters into or develops a "business relationship" (as that term is defined in applicable Nasdaq rules), that member shall have an affirmative obligation to promptly disclose such relationship to the Board.
         3. No member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company other than in connection with serving on the Committee or as a member of the Board.
         4. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee.
         5. At least one member of the Committee shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. At least one member of the Committee shall be a "financial expert," as defined by the regulations by the Securities and Exchange Commission (the "SEC") adopted in accordance with the Sarbanes-Oxley Act of 2002.
         6. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.


MEETINGS
         1. The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of meetings and activities of the Committee.
         2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of the internal audit function or other matters related to the Committee's functions and responsibilities.


RESPONSIBILITIES AND DUTIES
         The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements.
         While the Committee has the powers and responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

         The Committee's specific responsibilities are as follows:

         General
         1. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and other employees of the Company, as well as all information relevant to the carrying out of its responsibilities.
         2. The Committee shall, with the assistance of management, the outside auditors and legal counsel, as the Committee deems appropriate, review and evaluate, at least annually, the Committee's:
                  (a) charter;
                  (b) powers and responsibilities; and (c) performance.
The Committee shall report and make recommendations to the Board with respect to the foregoing, as appropriate.
         3. The Committee shall ensure inclusion of its then-current charter in the proxy statement for the Company's annual meetings of shareholders, at least once every three years in accordance with regulations of the SEC.
         4. The Committee shall prepare annual Committee reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the SEC.
         5. The Committee shall, in addition to the performance of the duties described in this charter, undertake such additional duties as from time to time may be:
                  (a) delegated to it by the Board; (b) required by law or under Nasdaq rules; or (c) deemed desirable, in the Committee's discretion, in connection with its functions described in this charter.
         6. The Committee shall be empowered to retain, at the Company's expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

         Internal Controls and Risk Assessment
         1. The Committee shall review annually, with management and the outside auditors, if deemed appropriate by the Committee:
                  (a) the internal audit budget, staffing, performance, and audit plan;
                  (b) material findings of internal audit reviews and management's response, including any significant changes required in the internal auditor's audit plan or scope and any material difficulties or disputes with management encountered during the course of the audit;
                  (c) the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls; and
                  (d) the Company's risk management area, including receiving a report from the Company's head of risk management addressing each of the Company's identified risk areas and describing the processes in place to monitor and control those risks.
         2. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient.
         3. The Committee shall review the appointment, performance and replacement of the senior internal auditing executive, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function.
         4. The Committee shall, in accordance with SEC regulations to be adopted under the Sarbanes-Oxley Act, establish procedures for:
                  (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
                  (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
         5. The Committee shall review major financial risk exposures and the guidelines and policies which management has put in place to govern the process of monitoring, controlling and reporting such exposures.

         Outside Auditors; Their Performance and Independence
         1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the shareholders of the Company. The Committee shall evaluate and recommend to the Board the selection and, where appropriate, the replacement of the outside auditors. The Committee shall recommend to the Board the outside auditors to be proposed for shareholder approval in any proxy statement.

         2. The Committee shall:
                  (a) confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries;
                  (b) review the scope, plan and procedures to be used on the annual audit, as recommended by the outside auditors;
                  (c) review the results of the annual audits and interim
financial reviews performed by the outside auditors, including:
                           (1) the outside auditors' audit of the Company's
annual financial statements, accompanying footnotes
and its report thereon;
                           (2) any significant changes required in the outside
auditors' audit plans or scope;
                           (3) any material differences or disputes with
management encountered during the course of the audit (the Committee to be responsible for overseeing the resolution of such differences and disputes);
                           (4) any material management letter comments and
management's responses to recommendations made by the
outside auditors in connection with the audit;
                           (5) matters required to be discussed by Statement on
Auditing Standards No. 61, as amended
(Communications   with Audit Committees), relating to the conduct of the audit;
                  (d) authorize the outside auditors to perform such
supplemental      reviews or audits as the Committee may deem desirable; (e)
                  obtain from the outside auditors assurance that they have
complied with Section 10A, as amended, of the Securities Exchange Act of 1934.
         3. The Committee shall inquire into any accounting adjustments that were noted or proposed by the outside auditors but were "passed" as immaterial or otherwise.
         4. The Committee shall inquire as to any matters that were referred to the outside auditors' national office relating to accounting policies and/or financial statement disclosure within the Company's financial statements and, to the extent deemed appropriate, request an opportunity to address such issues directly with a representative of such national office.
         5. The Committee shall, at least annually, obtain and review a report by the independent auditors' describing: (a) the outside auditors' internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.
         6. Pre-approval by the Committee shall be required with respect to the fees for all audit and other services performed by the outside auditors as negotiated by management. To the extent permitted by applicable laws and regulations, such pre-approval may be delegated to a sub-committee of the Committee, to be dealt with in accordance with such conditions as the Committee may from time to time establish.
         7. The Committee's approval of any non-audit services to be rendered by the outside auditors must be obtained in advance of engaging the outside auditors to render such services. To the extent permitted by applicable laws and regulations, such pre-approval may be delegated to a sub-committee of the Committee, to be dealt with in accordance with such conditions as the Committee may from time to time establish. The Committee shall not approve the engagement of the outside auditors to render non-audit services prohibited by law or rules and regulations promulgated by the SEC. The Committee shall consider whether the provision of non-audit services is compatible with maintaining the outside auditors' independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the outside auditors to review any advice rendered by the outside auditors in connection with the provision of non-audit services.
         8. The Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall evaluate, after gathering information from management, and other Board members, the performance of the outside auditors and recommend that the Board take action to satisfy itself of the independence of the outside auditors.
         9. The Committee shall establish written hiring policies for current and former employees of the outside auditors.
         10. The Committee shall consider whether it is appropriate to adopt a policy of insisting upon the rotation of the outside auditors' lead audit partner or rotating the outside auditors on a periodic basis. Based upon its evaluation, the Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.

         Financial Reporting
         1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's annual report on Form 10-K and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application of such accounting principles; and determine whether to recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K for filing with the SEC.
         2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's quarterly reports on Form 10-Q prior to filing such reports with the SEC.
         3. The Committee shall review and discuss:
                  (a) the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles;
                  (b) all critical accounting policies identified to the Committee by the outside auditors;
                  (c) major changes to the Company's accounting principles and practices, including those required by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors; and
                  (d) material questions of choice with respect to the appropriate accounting principles and practices to be used in the preparation of the Company's financial statements, as brought to its attention by management and/or the outside auditors.
         4. The Committee shall review and discuss the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in any annual or quarterly report, or other report or filing filed with the SEC.
         5. The Committee shall discuss generally with management earnings press releases of the Company, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.
         6. The Committee shall review and discuss with outside auditors any transaction involving the Company and any related party and any transaction involving the Company and any other party in which the parties' relationship could enable the negotiation of terms on other than an independent, arm's length basis.
         7. The Committee shall discuss with the outside auditors any item not reported as a contingent liability or loss in the Company's financial statements as a result of a determination that such item does not satisfy a materiality threshold. The Committee shall review with the outside auditors the quantitative and qualitative analysis applied in connection with such assessment of materiality, including, without limitation, the consistency of such assessment with the requirements of SEC Staff Accounting Bulletin No. 99.
         8. The Committee shall review and consider other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.
         9. The Committee shall meet at least annually with management, the Director of Internal Audit and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.
         Compliance with Laws, Regulations and Policies
         1. The Committee shall review with management actions taken to ensure compliance with any code or standards of conduct for the Company which may be established by the Board.
         2. The Committee shall review with the Company's legal counsel any legal compliance matters, including banking regulations, securities trading practices and any other legal matters that could have a significant, adverse impact on the Company's financial statements.
         3. The Committee shall review with the Company's counsel and others any federal, tax or regulatory matters that may have a material impact on the Company's operations and the financial statements, related Company compliance programs and policies, and programs and reports received from regulators, and shall monitor the results of the Company's compliance efforts.
         4. The Committee shall periodically review the rules promulgated by the SEC and the Nasdaq relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.


Adopted by the Board of Directors: February 18, 2004

                         THE SOUTH FINANCIAL GROUP, INC.
                AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN
                    (Amended and Restated February 18, 2004)


         1. Purposes of the Plan. The purposes of this Amended and Restated Directors Stock Option Plan are to attract and retain the best available personnel to serve as Outside Directors, to provide additional incentive to Outside Directors and to promote the success of the Company's business. Eligible Outside Directors may be granted Options under the Plan. This Amended and Restated Directors Stock Option Plan amends and restates the Company's existing Amended and Restated Directors Stock Option Plan.

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board.
         (b) "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, the requirements of any regulatory body having jurisdiction with respect to the Plan and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.
         (c) "Board" means the Board of Directors of the Company.
         (d) "Code" means the Internal Revenue Code of 1986, as amended.
         (e) "Common Stock" means the Common Stock, $1.00 par value, of the Company.
         (f) "Company" means The South Financial Group, Inc., a South Carolina corporation.
         (g) "Director" means a member of the Board, or a member of a Subsidiary Board or and advisory board member with respect to a Subsidiary.
         (h)  "Disability"  means total and  permanent  disability as defined in
Section 22(e)(3) of the Code.
         (i) "Employee" means any person, including Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.
         (j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
             (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the day of determination (or if the markets are closed on such day, on the most recent prior trading day), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
             (ii) In the absence of an established  market for the Common Stock,
the Fair Market Value thereof   shall  be   determined  in  good  faith  by  the
Administrator.
         (l) "Option" means a stock option granted pursuant to the Plan. All Options granted hereunder shall be nonstatutory stock options which are not intended to qualify as incentive stock options within the meaning of Section 422(b) of the Code.
         (m) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
         (n) "Optioned Stock" means the Common Stock subject to an Option.
         (o) "Optionee" means the holder of an outstanding Option granted under the Plan.
         (p) "Outside Director" means a Director who is not an Employee. An Outside
         (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.
         (r) "Plan" means this 2003 Directors Stock Plan.
         (s) "Service Provider" means a person serving as a Director.
         (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.
         (u) "Subsidiary" means any "subsidiary corporation" of the Company whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to Options granted under the Plan is 650,000. This includes 64,284 Shares issued upon the exercise of Options prior to the February 18, 2004 and 410,004 Options which are currently outstanding. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.
         (a) Administrator. The Plan shall be administered by the Board.
         (b) Powers of the Administrator. Subject to the provisions of the Plan, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion, and only to the extent consistent with the other provisions of this Plan:
            (1) to determine the Fair Market Value;
            (2) to select the Outside Directors to whom Options may from time to time be granted hereunder;
            (3) to determine the number of Shares to be covered by each Option granted hereunder;
            (4) to approve forms of agreement for use under the Plan;
            (5) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), and any other restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
            (6) to determine whether and under what circumstances an Option may be bought out in cash under subsection 9(e);
            (7) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
            (8) to allow Optionees to satisfy withholding tax obligations, if any, by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that vests, that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, and no more in any event. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
            (9) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; (10) to modify or amend each agreement granted pursuant to this Plan; provided, however, that the Administrator may not without advance stockholder approval (i) adopt a discretionary amendment to an Option to accelerate the vesting of Shares subject to such Option, or (ii) amend an Option to reduce the exercise price per Share thereof or to implement an option exchange program pursuant to which an Option could be exchanged for a new Option with a lower exercise price per Share; and
            (11) to make all other determinations deemed necessary or advisable for administering the Plan. (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5. Eligibility.
         (a) Options may only be granted to Outside Directors.
         (b) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

         6. Establishment and Term of Plan. The Plan shall become effective on February 18, 2003, subject to approval by the stockholders of the Company at its 2004 Annual Meeting of Shareholders. In the event that the Plan is not approved at the 2004 Annual Meeting of Shareholders, the Plan, as in effect immediately prior to February 19, 2004, shall continue in effect. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and any Option Agreements have lapsed.

         7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof.

         8. Option Exercise Price and Consideration.
         (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant:
         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.
         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company or its designated broker receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
         (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within ninety (90) days after the date of termination (or such other period of time as is specified in the Option Agreement) to the extent that the Option is vested on the date of termination, but in no event later than the expiration of the term of the Option as set forth in the Option Agreement (the "Option Expiration Date"). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
         (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within six (6) months after the date of termination (or such other period of time as is specified in the Option Agreement) to the extent the Option is vested on the date of termination, but in no event later than the Option Expiration Date. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
         (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months after the date of the Optionee's death (or such other period of time as is specified in the Option Agreement), but in no event later than the Option Expiration Date), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. The Option will be exercisable during such period to the extent that the right to exercise the Option would have accrued had the Optionee continued living and remained a Service Provider for one (1) year after the date of death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the portion of the Option which would not have vested as of the date one (1) year after the date of the Optionee's death shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. Except as determined otherwise by the Administrator in its discretion, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments upon Changes in Capitalization, Merger or Asset Sale.
         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option, right or agreement substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option with respect to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this Section 11(c), the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.
         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval to the extent that stockholder approval is necessary or desirable to comply with Applicable Laws.
         (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the Plan unless the issuance and delivery of such Shares complies with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.